      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 25, 1999

                                             SECURITIES ACT FILE NO. 333-
                                     INVESTMENT COMPANY ACT FILE NO. 811-5567

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

                    Pre-Effective Amendment No. ___________        [ ]

                    Post-Effective Amendment No.___________        [ ]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

                    Amendment No. ___9______                       [X]


                     COLONIAL INTERMEDIATE HIGH INCOME FUND
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                    (Address of Principal Executive Offices)

                                 (617) 426-3750
              (Registrant's Telephone Number, including Area Code)


                             Suzan M. Barron, Esq.
                      Colonial Management Associates, Inc.
                              One Financial Center
                        Boston, Massachusetts 02111-2621
                     (Name and Address of Agent For Service)

                                 With a copy to:

       John M. Loder, Esq.                    Thomas A. Hale, Esq.
          Ropes & Gray           Skadden, Arps, Slate, Meagher & Flom (Illinois)
     One International Place                 333 West Wacker Drive
Boston, Massachusetts 02110-2624          Chicago, Illinois 60606-1285

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend
reinvestment plan, check the following box.   [X]

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                              PROPOSED       PROPOSED
TITLE OF                      MAXIMUM        MAXIMUM
SECURITIES     AMOUNT         OFFERING       AGGREGATE      AMOUNT OF
BEING          BEING          PRICE PER      OFFERING       REGISTRATION
REGISTERED     REGISTERED     SHARE(1)       PRICE(1)       FEE
----------     ----------     ---------      ---------      ------------

Shares of
Beneficial
Interest       6,746,493       $6.3125     $42,587,237       $11,839


(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933. Based on the New York Stock Exchange on August 20, 1999.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                     COLONIAL INTERMEDIATE HIGH INCOME FUND

                                    FORM N-2

                              CROSS REFERENCE SHEET

         Item Number and Heading                    Caption in Prospectus
         ------------------------                   --------------------
         Part A
         ------

1.       Outside Front Cover              Cover Page

2.       Inside Front and Outside         Cover Page
          Back Cover Page

3.       Fee Table and Synopsis           Fee Table; Prospectus Summary

4.       Financial Highlights             Financial Highlights

5.       Plan of Distribution             Cover Page; Prospectus Summary;
                                          The Offer

6.       Selling Stockholders             Not Applicable

7.       Use of Proceeds                  Use of Proceeds

8.       General Description of the       Cover Page; Prospectus Summary;
          Registrant                      The Fund; Investment Policies
                                          and Limitations; Risk Factors and
                                          Special Considerations;
                                          Financial Highlights; Information
                                          Regarding Senior Securities;
                                          Description of Shares of Beneficial
                                          Interest; Description of Term Note

9.       Management                       Prospectus Summary; The Adviser;
                                          Information Regarding Senior
                                          Securities; Description of Shares of
                                          Beneficial Interest;
                                          Description of Term Note; Custodian,
                                          Transfer Agent, Dividend
                                          Disbursing Agent and Registrar

10.      Capital Stock, Long-Term         Description of Term Note; Information
           Debt and Other Securities      Regarding Senior Securities;
                                          Description of Shares of Beneficial
                                          Interest; Federal Taxation; Investment
                                          Policies and Limitations;
                                          Dividends and Distributions; Dividend
                                          Reinvestment Plan;
                                          Financial Highlights

11.      Defaults and Arrears on                    Not Applicable
          Senior Securities

12.      Legal Proceedings                          Not Applicable

13.      Table of Contents of the Statement of Additional Information

                                                    Caption in Statement of
                                                    Additional Information
                                                    -------------------------
         Part B
         -------

14.      Cover Page                                 Cover Page

15.      Table of Contents                          Table of Contents

16.      General Information and                    Not Applicable
          History

17.      Investment Objective and                   Investment Objective and
          Policies                                  Policies; Fundamental
                                                    Investment Policies;
                                                    Other Investment Policies

18.      Management                                 Trustees and Officers

19.      Control Persons and                        Ownership of the Fund
          Principal Holders of
          Securities

20.      Investment Advisory and                    Fund Charges and Expenses;
          Other Services                            Management of the Fund;
                                                    Custodian;
                                                    Independent Accountants
21.      Brokerage Allocation and                   Fund Charges and Expenses;
          Other Practices                           Portfolio Transactions

22.      Tax Status                                 Taxes

23.      Financial Highlights                       Financial Highlights

                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                [               ] SHARES OF BENEFICIAL INTEREST
                           ISSUABLE UPON EXERCISE OF
                      RIGHTS TO SUBSCRIBE FOR SUCH SHARES

                            ------------------------

     Colonial Intermediate High Income Fund (the "Fund") is issuing transferable rights ("Rights") to its shareholders. These Rights will allow you to subscribe for new shares of beneficial interest of the Fund. For every three Rights that you receive, you may buy one new Fund share. You will receive one Right for each
outstanding Fund share you own on             , 1999 (the "Record Date"). If you
receive less than three Rights in total, you will be entitled to buy one new share. Also, shareholders on the Record Date may purchase shares not acquired by other shareholders in this Rights offering (the "Offer"), subject to the limitations discussed in this prospectus.

     The Rights will be listed for trading on the New York Stock Exchange (the "NYSE") under the symbol "CIF RT." The Fund's shares trade, and the shares issued pursuant to this Offer will be listed for trading, on the NYSE under the
symbol "CIF." On                , 1999, the last reported net asset value per
Fund share was $       and the last reported sale price of a Fund share on the
NYSE was $       . THE PURCHASE PRICE PER SHARE (THE "SUBSCRIPTION PRICE") WILL
BE $     . THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
               , 1999 UNLESS EXTENDED AS DESCRIBED IN THIS PROSPECTUS (THE "EXPIRATION DATE").

     AS A RESULT OF THE OFFER YOU MAY EXPERIENCE AN IMMEDIATE DILUTION, WHICH COULD BE SUBSTANTIAL, OF THE AGGREGATE NET ASSET VALUE OF YOUR SHARES. THIS IS BECAUSE THE SUBSCRIPTION PRICE PER SHARE AND/OR THE NET PROCEEDS TO THE FUND FROM EACH NEW SHARE SOLD ARE LIKELY TO BE LESS THAN THE FUND'S NET ASSET VALUE PER SHARE ON THE EXPIRATION DATE. THIS DILUTION WILL DISPROPORTIONATELY AFFECT YOU IF YOU DOT NOT EXERCISE YOUR RIGHTS IN FULL. IF YOU DO NOT EXERCISE YOUR RIGHTS YOU SHOULD EXPECT THAT YOU WILL, AT THE COMPLETION OF THE OFFER, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN WOULD BE THE CASE IF YOU EXERCISED YOUR RIGHTS. THE FUND CANNOT STATE PRECISELY THE EXTENT OF ANY DILUTION AT THIS TIME BECAUSE THE FUND DOES NOT KNOW WHAT THE NET ASSET VALUE PER SHARE WILL BE WHEN THE OFFER EXPIRES OR WHAT PROPORTION OF THE RIGHTS WILL BE EXERCISED. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS -- DILUTION."

     The Fund is a diversified, closed-end management investment company with a leveraged capital structure. The Fund's investment objective is to seek high current income and total return by investing primarily in lower-rated corporate debt securities. Under normal market conditions, the Fund invests primarily in "high yield," high risk securities or "junk bonds." These securities have special risks, including a higher risk that the issuer will not make required payments to the Fund. The Fund generally uses borrowed money ("leverage") for investment purposes. The Fund's use of leverage creates the opportunity for greater total returns but at the same time involves certain substantial risks. AN INVESTMENT IN THE FUND IS NOT APPROPRIATE FOR ALL INVESTORS, AND NO ASSURANCE CAN BE GIVEN THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. SEE "RISK FACTORS AND SPECIAL CONSIDERATIONS."

                            ------------------------

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR ANY OTHER SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.


=================================================================================================================
                                          SUBSCRIPTION PRICE           SALES LOAD            PROCEEDS TO FUND
-----------------------------------------------------------------------------------------------------------------
Per Share............................             $                        $                        $
-----------------------------------------------------------------------------------------------------------------
Total Maximum........................             $                        $                        $
=================================================================================================================

                            ------------------------


                            ------------------------

              THE DATE OF THIS PROSPECTUS IS                , 1999

(continued from cover page)

     IN CONNECTION WITH THIS OFFERING,                (THE "DEALER MANAGER") MAY
EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE RIGHTS AND THE SHARES HIGHER THAN THEY MIGHT OTHERWISE BE. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NYSE OR OTHERWISE. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME. Prior to the Expiration Date, the Dealer Manager may offer shares of the Fund acquired through its purchase and exercise of Rights, at prices it sets from time to time. Because the Dealer Manager will determine the price, it may realize profits or losses independent of any fees described in this prospectus.

     This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read and to retain it for future reference. Additional information about the Fund is
contained in the             , 1999 Statement of Additional Information (the
"SAI"), which has been filed with the SEC and may be obtained free of charge by calling Colonial Management Associates, Inc. (the "Advisor") at [1-800-426-3750]. The SAI is incorporated by reference in (which means it is considered to be a part of) this prospectus. See page 40 of this prospectus for a table of contents of the SAI.

     All questions and inquiries relating to the Offer should be directed to Shareholder Communications Corporation (the "Information Agent") at [(800) 733-8481, ext. 486].
                            ------------------------

--------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

     This summary highlights some information that is described more fully elsewhere in this prospectus. It may not contain all of the information that is important to you. To understand the Offer fully, you should read the entire document carefully, including the risk factors.

PURPOSE OF THE OFFER

     The Board of Trustees of the Fund has determined that it may be in the best interests of the Fund and its shareholders to increase the number of outstanding shares of the Fund and to increase the assets of the Fund available for investment.

     In reaching its decision, the Board of Trustees of the Fund was advised by the Advisor that an increase in the assets of the Fund would permit the Fund to pursue attractive investment opportunities without selling portfolio investments. The Advisor believes the Offer may result in greater portfolio diversification opportunities and enhance its ability to buy and sell larger blocks of securities on potentially better terms.

     The Fund uses leverage when it believes it can borrow money at a lower interest rate than it can earn on its investments. The Board of Trustees believes that increasing the Fund's assets will provide the Fund with additional flexibility in connection with the Fund's leverage, including enhancing its ability to increase the Fund's existing leverage[, while reducing the overall effective cost of the leverage.] For a discussion of the anticipated impact of the Offer on the Fund's leverage, please refer to "Investment Policies and Limitations" and "Risk Factors and Special Considerations--Risk of Leverage."

     In addition, the Board of Trustees believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs can be spread over a larger asset base. The Board of Trustees also believes that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of market interest in the Fund and the liquidity of Fund shares on the NYSE. The transferability of the Rights, which themselves may have a realizable value, may also give nonparticipating shareholders the opportunity to sell such Rights, which may be viewed as partial compensation for the potential dilution of their interest in the Fund as a result of the Offer.

     The Board of Trustees also considered the impact of the Offer on the Fund's current distributions. Based on the Advisor's assessment of current market conditions in the lower rated debt market and available leverage opportunities, the Board of Trustees believes the Offer will not result in a decrease in the Fund's current level of dividends per share.

TERMS OF THE OFFER

     The first dividend to be paid on Fund shares acquired upon exercise of Rights will be the first monthly dividend, the record date for which occurs after the issuance of such shares. It is the Fund's present policy to pay dividends on the last Friday on or before the 15th day of each month to shareholders of record on the last business day of the month prior to the payment date. Except as described below, it is expected that the first dividend to be paid on shares issued pursuant to the Offer will be paid on or about
               , 1999. To accommodate settlement of the Offer, the
            1999 record date for dividends may be accelerated so that the issuance of shares by the Fund in connection with the Offer and the receipt of proceeds of such issuance by the Fund, subject to certain exceptions, occurs
shortly after the             1999 record date for dividends.

     Prior to the Expiration Date, the Dealer Manager may offer shares acquired through the purchase and exercise of Rights at prices it sets from time to time. To the extent such shares are issued prior to a dividend record date of the Fund that precedes the Expiration Date, such shares will be paid the dividend declared to the same extent as other shares outstanding on such dividend record date, and thus, the issuance of such shares may have a dilutive effect on the income per share available for such dividend.

     The Advisor will benefit from the Offer because the Advisor's fee is based on the average weekly net assets of the Fund. In addition, the Advisor may benefit from the additional leverage the Fund intends to add after completion of the Offer. See "The Advisor."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OVER-SUBSCRIPTION PRIVILEGE

     Shareholders on the Record Date who fully exercise all Rights issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one share) are entitled to buy those shares that were not bought by other Rights holders. If enough shares are available, all shareholder requests to buy shares that were not bought by other Rights holders will be honored in full. If these requests for shares exceed the shares available, the available shares will be allocated pro rata among those Record Date shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

METHOD FOR EXERCISING RIGHTS

     Except as described below, Subscription Certificates evidencing the Rights will be sent to Record Date shareholders or their nominees (the "Subscription Certificates"). If you wish to exercise your Rights, you may do so in the following ways:

     (1) Complete and sign the Subscription Certificate. Mail it in the envelope provided or deliver the completed and signed Subscription Certificate with payment in full to [Boston EquiServe] at the address indicated on the Subscription Certificate. Your completed and signed Subscription Certificate and payment must be received by the Expiration Date.

     (2) Contact your broker, banker or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a notice of guaranteed delivery ("Notice of Guaranteed Delivery") by the close of business on the third business day after the Expiration Date. A fee may be charged for this service. The Notice of Guaranteed Delivery must be received by the Expiration Date.

SALE OF RIGHTS

     The Rights are transferable until the Expiration Date. The [Fund/Dealer Manager] will use its best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. Trading in the Rights on the NYSE may be conducted until the close of trading on the NYSE on the last business day prior to the Expiration Date. Rights may be sold by individual holders through brokerage channels or may be submitted to the Subscription Agent for sale by or to the Dealer Manager. Any Rights to be submitted to the Subscription Agent must be received by the Subscription Agent at or prior to 5:00 p.m., New York City time, two Business Days prior to the Expiration Date. If the Subscription Agent receives Rights for sale in a timely manner, it will either sell the Rights to the Dealer Manager or the Dealer Manager will use its best efforts to sell the Rights. Any commissions will be paid by the selling Record Date shareholder. Neither the Fund nor the Subscription Agent for the Dealer Manager will be responsible for Rights that cannot be sold nor will they guarantee any minimum sale price for the Rights.

OFFERING FEES AND EXPENSES

     The Fund has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for Shares issued pursuant to the Offer. The Dealer Manager will pay part of its fee to other broker-dealers that have assisted in soliciting the exercise of Rights, as described in this prospectus. Other offering expenses incurred by the Fund are estimated at $500,000, which includes up to $100,000 that may be paid to the Dealer Manager as partial reimbursement for its expenses relating to the Offer.

FOREIGN SHAREHOLDERS

     Subscription Certificates will not be mailed to shareholders whose record addresses are outside the United States. Foreign shareholders will be sent written notice of the Offer, and their Rights will be held or transferred as set forth in this prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

USE OF PROCEEDS

     The estimated net proceeds of the Offer are approximately $            .
This figure is based on the Subscription Price of $     per share and assumes
all             shares offered are sold and that offering expenses estimated at approximately $500,000 are paid. The Advisor anticipates that the Fund will take up to thirty days to invest these proceeds in accordance with the Fund's investment objectives and policies under current market conditions. The proceeds of the Offer will be held in U.S. Government securities and other high-quality, short-term money market instruments until they are invested in accordance with the Fund's investment objective and policies.

FURTHER INFORMATION

     Please direct any questions relating to the Offer to the Fund's information agent.

                     Shareholder Communications Corporation
                          17 State Street, 27th Floor
                            New York, New York 10004
                           [(800) 733-8481, ext. 486]

     You may also contact your broker or nominee for information.

IMPORTANT DATES TO REMEMBER

EVENT                                                         DATE
-----                                                         ----
Record Date...........................................             , 1999
Subscription Period...................................             , 1999 to
                                                                   , 1999(a)
Expiration Date.......................................             , 1999(a)
Subscription Certificates and Payment for Shares
  Due(b)..............................................             , 1999(a)
Notice of Guaranteed Delivery Due(b)..................             , 1999(a)
Payment for Guarantees of Delivery Due................             , 1999(a)
Confirmation to Participants..........................             , 1999(a)

---------------

(a) Unless the Offer is extended.

(b) A shareholder exercising Rights must deliver by             , 1999 either
    (i) a Subscription Certificate and payment for shares or (ii) a Notice of Guaranteed Delivery.

INFORMATION REGARDING THE FUND

     The Fund has been engaged in business as a diversified, closed-end management investment company since 1988. The Fund's investment objective is to seek high current income and total return by investing primarily in lower-rated corporate debt securities. An investment in the Fund may not be appropriate for all investors, and no assurance can be given that the Fund's investment objective will be achieved.

     Under normal conditions, the Fund invests primarily in debt securities rated in the lower categories by established rating agencies or unrated securities that the Advisor determines are of comparable quality. These securities are commonly referred to as "high yield," high risk securities or "junk bonds." They are generally regarded as significantly more speculative and more likely to default than higher quality debt securities. The Fund may also purchase and sell options, equity securities, higher rated debt securities, futures contracts and related options, and foreign and restricted securities, and may enter into repurchase agreements. See "Investment Policies and Limitations" and the Statement of Additional Information. Lower rated and comparable unrated securities and foreign securities may be subject to a greater degree of risk than higher rated and domestic securities, respectively. See "Risk Factors and Special Considerations."

     Based on current market conditions, the Fund's Board of Trustees has authorized the Fund to increase its borrowings at or following the completion of the Offer in order that the percentage of the Fund's assets, including the proceeds from the Offer, representing leverage may be maintained at or about [29]% following

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

completion of the Offer. Due to possible changes in market conditions, there are no assurances that the Fund will borrow additional amounts or that any additional borrowings will be obtained by the Fund at favorable interest rates. The Fund reserves the right at any time, to increase its level of borrowings to maintain or increase the Fund's current level of leverage to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), and any relevant agreements between the Fund and third parties. The inability to increase, or delays in increasing, the Fund's leverage could, depending on market conditions, adversely affect the Fund's earnings and net asset value. See "Risk Factors and Special Considerations--Risk of Leverage."

INFORMATION REGARDING THE ADVISOR

     Colonial Management Associates, Inc., an investment adviser registered under the Investment Advisors Act of 1940, as amended, has served as investment adviser to the Fund since its inception. The Advisor is a wholly owned subsidiary of Liberty Funds Group, LLC ("LFG"), and both LFG and the Advisor are indirect subsidiaries of Liberty Mutual Insurance Company, an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. The Advisor has been an investment Advisor since 1931. As of the date of this
Prospectus, the Advisor serves as investment adviser for      open-end and
closed-end management investment companies.

     Scott B. Richards is the lead manager of the Fund. Carl C. Ericson is the co-manager of the Fund.

     Mr. Richards, a Senior Vice President of the Advisor, has managed the Fund since [May 3, 1999]. Prior to joining the Advisor, he was employed with State Street Research & Management Company as a Vice President and a Portfolio Manager since 1994. Carl C. Ericson, Senior Vice President and Director of the Advisor and Manager of the Advisor's Taxable Fixed Income Group, has managed the Fund since [ ] and has been employed by the Advisor as a Portfolio Manager since 1985.

     The Fund pays the Advisor a monthly fee at the annual rate of 0.65% of the Fund's average weekly net assets. Since the Advisor's fee is based on the average weekly net assets of the Fund, the Advisor will benefit from any increase in the Fund's net assets resulting from the Offer. The Board of Trustees of the Fund has approved, subject to shareholder approval, an amendment to the Fund's agreement with the Advisor under which the Fund would pay the Advisor a percentage of the earnings on the Fund's leverage in excess of the cost of such leverage. See "The Advisor."

RISK FACTORS AND SPECIAL CONSIDERATIONS

     The following summarizes some of the matters that you should consider before investing in the Fund through the Offer.

     Dilution. As a result of the Offer, you may experience an immediate dilution, which could be substantial, of the aggregate net asset value of your shares. This is because the Subscription Price per Share may be less than the Fund's net asset value per share on the Expiration Date, and the number of shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets. This dilution will disproportionately affect you if you do not exercise your rights in full. If you do not fully exercise your Rights, you should expect that you will, at the completion of the Offer, own a smaller proportional interest in the Fund than you would otherwise. The Fund cannot state precisely the amount of any such dilution, because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised. For example, assuming that all Rights are exercised at the
Subscription Price of $     , which is   % below the Fund's net asset value of
$     per share as of             , 1999, the Fund's net asset value per share
(after payment of the Dealer Manager and soliciting fees and estimated offering
expenses) would be reduced by approximately $     per share (or   %). If you do
not wish to exercise your Rights, you should consider selling these Rights as set forth in this prospectus. Any cash you receive from selling your Rights should serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give any assurance, however, that a market for the Rights will develop or that the Rights will have any value. For a more detailed discussion about dilution, please refer to "Risk Factors and Special Considerations -- Dilution."

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     Leverage. Leverage creates the opportunity for greater total returns, but at the same time involves certain risks. Leverage increases the volatility and exaggerates increases or decreases in the net asset value of the Fund. If the investment performance of the proceeds of any leverage fails to cover the interest or dividends payable on such leverage, the value of the Fund's shares may decrease more quickly and dividends paid by the Fund could be reduced or eliminated. This is the speculative effect of leverage.

     At the date of this prospectus, the Fund intends, but is not committed, to add incremental leverage after completion of the Offer. Inability to increase, or delays in increasing, the Fund's leverage could, depending on market conditions, adversely affect the Fund's earnings, distributions and net asset value. See "Risk Factors and Special Considerations -- Leverage." The Advisor may benefit from the intended addition of incremental leverage by the Fund. See "The Advisor."

     Discount from Net Asset Value. Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that shares of the Fund will trade at a discount from net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The Fund's shares have traded in the market above, at and below net asset value at various times since the commencement of the Fund's operations. See "Trading and Net Asset Value Information."

     Lower-Rated Investments. Debt securities offering the high current income sought by the Fund will ordinarily be rated in the lower rating categories of recognized rating agencies or will be unrated. Such securities are generally regarded by the rating agencies as predominately speculative with respect to their capacity to pay interest and repay principal and more likely to default than higher quality debt securities. The values of such securities tend to reflect individual corporate developments to a greater extent than higher rated securities, which tend to react primarily to changes in the general market level of interest rates. Relative to other debt securities, the values of lower rated debt securities may be more volatile because: (i) an economic downturn may more significantly impact their potential for default, or (ii) the secondary market for such securities may at times be less liquid or respond more adversely to negative publicity or investor perceptions, making it more difficult to value or dispose of the securities. In addition, the trading market for lower rated securities is generally less liquid than the market for higher rated securities.
As of             , 1999, approximately        % of the market value of the
Fund's total investments was represented by debt securities regarded by the rating agencies as below investment grade (that is, rated below BBB by Standard & Poor's Ratings Group or below Baa by Moody's Investors Service, Inc. (the "Rating Agencies")) or unrated securities of comparable quality.

     For a more detailed discussion of the risks and special considerations with respect to lower rated securities, see "Risk Factors and Special
Considerations--Lower-Rated Investments."

     Dividends and Distributions. Based on the Advisor's assessment of current market conditions in the lower rated debt market and available leverage opportunities, the Board of Trustees believes the Offer will not result in a decrease in the Fund's current level of dividends per share. However, there can be no assurance that the Fund will be able to maintain its current level of dividends per share, and the Board of Trustees may, in its sole discretion, change the Fund's current level of dividends per share in response to market or other conditions.

     For a more detailed discussion of the risks and special considerations with respect to dividends and distributions, see "Risk Factors and Special Considerations--Dividends and Distributions."

     Year 2000. Like other investment companies, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Advisor, other service providers and the companies in which the Fund invests do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's service providers are taking steps that they believe are reasonably designed to address the Year 2000 Problem, including communicating with vendors who furnish services, software and systems to the Fund, to provide that date-related information and data can be properly processed after January 1, 2000. Many mutual fund service providers and vendors, including the Fund's service providers, are in the process of making Year 2000 modifications to their software and systems and believe that such modifications will be

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

completed on a timely basis prior to January 1, 2000. In addition, Year 2000 readiness is one of the factors considered by the Advisor in its assessment of companies in which the Fund invests to the extent that information is readily available. However, no assurances can be given that the Fund will not be adversely affected by these matters.

     Other Matters. There are additional matters which should be considered in connection with an investment in the Fund, including provisions of the Fund's Agreement and Declaration of Trust, limitations on the ability of the Fund to declare dividends or other distributions contained in the 1940 Act and in agreements with third parties, and the possible conversion of the Fund to an open-end investment company. See "Risk Factors and Special Considerations" and "Share Repurchases; Conversion to Open-End Status."

     You should carefully consider your ability to assume the foregoing risks before making an investment in the Fund. An investment in shares of the Fund is not appropriate for all investors. See "Risk Factors and Special
Considerations."

--------------------------------------------------------------------------------

                                   FEE TABLE

Shareholder Transaction Expenses
Sales Load (as a percentage of the Subscription Price per
  share)(1).................................................   3.75%
Annual Expenses (as a percentage of average weekly net
  assets attributable to shares)(2)
Management Fees(3)..........................................   0.65%
Interest and Amortization of Deferred Debt Issuance
  Expense...................................................     --%
Other Expenses..............................................     --%
                                                              -----
          Total Annual Expenses.............................     --%
                                                              =====

     EXAMPLE:

                                                    CUMULATIVE EXPENSES PAID FOR THE PERIOD OF:
                                                    --------------------------------------------
                                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                    ------     -------     -------     --------
An investor would pay the following expenses on a
  $1,000 investment, assuming a 5% annual return
  throughout the periods..........................    $--        $ --        $ --        $ --

---------------
(1) The Fund has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for shares issued pursuant to the Offer. The Dealer Manager will reallow to broker-dealers included in the selling group to be formed and managed by the Dealer Manager ("Selling Group Members") solicitation fees equal to 2.50% of the Subscription Price per share for each share issued pursuant to the Offer as a result of their soliciting efforts. In addition, the Dealer Manager will reallow, to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights, solicitation fees equal to 0.50% of the Subscription Price per share for each share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based upon the number of shares held by each broker-dealer through The Depository Trust Company ("DTC") on the Record Date. The Fund has also agreed to reimburse the Dealer Manager for its expenses relating to the Offer up to an aggregate of $[100,000]. In addition, the Fund has agreed to pay fees to the First Data Investor Services Group, Inc. (the "Subscription Agent") and the Information Agent, estimated to be $[35,000] and $[27,000], respectively, for their services related to the Offer, excluding reimbursement for their out-of-pocket expenses. These fees and expenses will be borne by the Fund and indirectly by all of the Fund's shareholders, including those shareholders who do not exercise their Rights.

(2) Amounts are based on estimated amounts for the Fund's current fiscal year after giving effect to anticipated net proceeds of the Offer, assuming that all of the Rights are exercised.

(3) The Fund pays the Advisor a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets. In addition, the Board of Trustees of the Fund has approved, subject to shareholder approval, an amendment to the Fund's agreement with the Advisor under which the Fund would pay the Advisor a percentage of the earnings on the Fund's leverage in excess of the cost of such leverage. See "The Advisor."

     THE FOREGOING FEE TABLE AND EXAMPLE ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE COSTS AND EXPENSES THAT AN INVESTOR IN THE FUND WILL BEAR DIRECTLY OR INDIRECTLY.

     The Example set forth above assumes reinvestment of all dividends and distributions at net asset value, payment of a 3.75% sales load and an annual
expense ratio of      %. The table above and the assumption in the Example of a
5% annual return are required by SEC regulations applicable to all management investment companies. THE EXAMPLE SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN. ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. In addition, while the Example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Dividend Reinvestment Plan may receive shares purchased or issued at a price or value different from net asset value. See "Dividends and Distributions; Dividend Reinvestment Plan."

                            FINANCIAL HIGHLIGHTS(A)

     The table below sets forth certain specified information for a share of beneficial interest of the Fund outstanding throughout each period presented. The financial highlights for each period presented have been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose unqualified report is included in the Fund's October 31, 1998 Annual Report and is incorporated by reference in the Statement of Additional Information. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Fund's October 31, 1998 Annual Report, which is available upon request from the Information Agent.

                                            FOR THE FISCAL YEARS ENDED OCTOBER 31,
                               ----------------------------------------------------------------
                                 1998         1997       1996       1995       1994      1993
                               --------     --------    -------    -------    -------   -------
Net asset value -- beginning
 of period...................  $  7.270     $  6.890    $ 6.620    $ 6.280    $ 6.920   $ 6.430
                               --------     --------    -------    -------    -------   -------
Net investment income........     0.699        0.699(b)   0.699      0.696      0.693     0.709
Net realized and unrealized
 gain (loss).................    (1.077)       0.383      0.258      0.340     (0.587)    0.497
                               --------     --------    -------    -------    -------   -------
   Total from investment
     operations..............    (0.378)       1.082      0.957      1.036      0.106     1.206
                               --------     --------    -------    -------    -------   -------
Distributions:
 From net investment income..    (0.692)      (0.702)    (0.687)    (0.696)    (0.746)   (0.716)
 From paid-in capital........        --           --         --         --         --        --
                               --------     --------    -------    -------    -------   -------
   Total distributions.......    (0.692)      (0.702)    (0.687)    (0.696)    (0.746)   (0.716)
                               --------     --------    -------    -------    -------   -------
Net asset value -- end of
 period......................  $  6.200     $  7.270    $ 6.890    $ 6.620    $ 6.280   $ 6.920
                               ========     ========    =======    =======    =======   =======
Per share market value:
 End of Period...............  $  6.812     $  7.562    $ 7.125    $ 6.875    $ 5.750   $ 6.625
                               ========     ========    =======    =======    =======   =======
Total return based on market
 value(d)....................     (0.74)%      16.97%     14.62%     33.00%    ( 2.80)%   17.89%
                               ========     ========    =======    =======    =======   =======
Net assets, end of
 period(e)...................  $124,480     $107,774    $99,925    $93,984    $87,519   $95,164
                               ========     ========    =======    =======    =======   =======
Ratio of operating expenses
 to average net assets.......   0.88%(b)        0.89%(b)    0.98%(b)    0.95%(b)    0.97%    1.00%
Ratio of interest and
 amortization of deferred
 debt issuance expenses to
 average net assets..........     2.11%         1.96%      2.07%      1.94%      1.91%     2.66%
Ratio of net investment
 income to average net
 assets......................     9.70%         9.63%(b)   10.11%(b)   10.76%(b)   10.40%   10.62%
Portfolio turnover rate......       69%           92%        92%        92%       160%      135%

                               FOR THE FISCAL YEARS ENDED OCTOBER 31,
                               ---------------------------------------
                                1992      1991      1990        1989
                               -------   -------   -------    --------
Net asset value -- beginning
 of period...................  $ 6.290   $ 4.880   $ 8.260    $  9.220
                               -------   -------   -------    --------
Net investment income........    0.773     0.800     1.072       1.223
Net realized and unrealized
 gain (loss).................    0.142     1.385    (3.332)     (0.983)
                               -------   -------   -------    --------
   Total from investment
     operations..............    0.915     2.185    (2.260)     (0.240)
                               -------   -------   -------    --------
Distributions:
 From net investment income..   (0.775)   (0.775)   (1.106)     (1.200)
 From paid-in capital........       --        --    (0.014)(c)       --
                               -------   -------   -------    --------
   Total distributions.......   (0.775)   (0.775)   (1.120)     (1.200)
                               -------   -------   -------    --------
Net asset value -- end of
 period......................  $ 6.430   $ 6.290   $ 4.880    $  8.260
                               =======   =======   =======    ========
Per share market value:
 End of Period...............  $ 6.250   $ 6.000   $ 4.500    $  7.375
                               =======   =======   =======    ========
Total return based on market
 value(d)....................    17.39%    54.29%   (27.10)%    (11.20)%
                               =======   =======   =======    ========
Net assets, end of
 period(e)...................  $87,149   $83,613   $64,872    $107,769
                               =======   =======   =======    ========
Ratio of operating expenses
 to average net assets.......     1.00%     1.38%     1.31%       1.24%
Ratio of interest and
 amortization of deferred
 debt issuance expenses to
 average net assets..........     3.24%     3.80%     4.23%       3.26%
Ratio of net investment
 income to average net
 assets......................    11.98%    14.40%    15.86%      13.48%
Portfolio turnover rate......       78%       30%       12%         23%

---------------
(a) Per share data are calculated based on average shares outstanding during the period.

(b) The benefits derived from custody credits and directed brokerage arrangements had an impact of 0.01% and $0.001 per share in 1997 only. Prior years' ratios are net of benefits received, if any.

(c) Because of differences between book and tax basis accounting, there was no return of capital for federal income tax purposes.

(d) Total return at market value assuming all distributions reinvested and excluding brokerage commissions.

(e)  Dollars in thousands.

(f) Annualized.

                                 CAPITALIZATION
                             AT             , 1999

                                                                  AMOUNT OUTSTANDING      AMOUNT HELD
                                                                  EXCLUSIVE OF AMOUNT     BY THE FUND
                                                                   HELD BY THE FUND       OR FOR ITS
TITLE OF CLASS                              AMOUNT AUTHORIZED     OR FOR ITS ACCOUNT        ACCOUNT
--------------                              -----------------     -------------------     -----------
Shares of Beneficial Interest, no par         Unlimited                 shares            -0- shares
  value...................................
Term Note.................................       --                $            (1)          N/A

                    INFORMATION REGARDING SENIOR SECURITIES

     The following table shows certain information regarding each class of senior security of the Fund as of the end of each fiscal year of the Fund since its inception.

                                                             AT        TOTAL AMOUNT    ASSET COVERAGE
                                                         OCTOBER 31    OUTSTANDING      PER UNIT(2)
                                                         ----------    ------------    --------------
Senior Extendible Notes(1).............................     1989       $37,400,000         $2,880
                                                            1990        27,400,000          2,370
                                                            1991        27,400,000          3,050
                                                            1992        27,400,000          3,180
                                                            1993        27,400,000          3,470
                                                            1994        27,400,000          3,190
                                                            1995        27,400,000          3,430
                                                            1996                 0             --

Term Note(1)...........................................     1996       $27,400,000         $3,650
                                                            1997        27,400,000          3,930
                                                            1998        43,500,000          2,632

Revolving Loan(1)......................................     1998         3,800,000          2,632
     Total.............................................     1998        47,300,000          2,632

---------------
(1) On July 15, 1996, the Fund redeemed the remaining $27,400,000 principal amount of its Senior Extendible Notes, which carried an annual interest rate through July 15, 1996 of 6.21%, for $28,250,770. The Fund thereafter entered into a credit agreement dated as of June 12, 1996 with Bank of America Illinois, pursuant to which the Fund issued a term note (the "Original Term Note") to Bank of America Illinois in the aggregate principal amount of $27,400,000, due in full on June 14, 1999 and bearing interest at a fixed annual rate of 7.33%. On May 19, 1998, the Fund entered into an Amended and Restated Credit Agreement (the "Credit Agreement") with Bank of America National Trust and Savings Association, successor by merger to Bank of America Illinois ("Bank of America"), pursuant to which the Fund issued a new term note (the "Term Note") to Bank of America in the aggregate principal amount of $44,900,000. The $27,400,000 borrowing (the "First Loan") under the Original Term Note was refinanced under the Term Note with the same maturity and interest rate. In addition, on May 19, 1998, the Fund borrowed under the Term Note the aggregate principal amount of $6,900,000 (the "Second Loan") from Bank of America, which amount is due in full on May 19, 2001 and bears interest at the fixed annual rate of 6.36%. On June 14, 1999, the First Loan was refinanced under the First Amendment to Credit Agreement with two term notes of $13,700,000 each, maturing on June 13, 2000 and June 13, 2002, respectively, with interest at the fixed annual rates of 6.17% and 6.84%, respectively (the "Third Loan" and the "Fourth Loan," respectively). On June 29, 1998, the Fund entered into a Second Amended and Restated Credit Agreement with Bank of America and borrowed under the Term Note an additional $9,200,000, which amount is due in full on June 29, 2001 and bears interest at the fixed annual rate of 6.26% (the "Fifth Loan"). On
                   , 199 , the Fund also borrowed under a Revolving Loan with Bank of America in the amount of $3,800,000, that is due in full on June 29, 2001 and bears interest at a fixed annual rate of 6.29% (the "Sixth Loan"). The combined weighted average interest rate of the $47,300,000 aggregate principal amount outstanding under the Term Note and the Revolving Loan is 6.42%. See "Description of Term Note."

(2) Amount shown is per $1,000 of Senior Extendible Note, Term Note or Revolving Loan, as the case may be. Calculated by subtracting the Fund's total liabilities from the Fund's total assets and dividing such amount by the quotient of (a) the principal amount of outstanding Senior Extendible Notes, the Term Note or the Revolving Loan, as the case may be, divided by (b) $1,000.

                    TRADING AND NET ASSET VALUE INFORMATION

     In the past, the Fund's shares have traded at various times at either a premium or a discount in relation to net asset value. [Although the Fund's shares recently have been trading at a premium above net asset value,] there can be no assurance that this premium will continue after the Offer or that the shares will not again trade at a discount. Shares of other closed-end investment companies frequently trade at a discount from net asset value. See "Risk Factors and Special Considerations."

     The following table shows the high and low sales prices of the Fund's shares on the New York Stock Exchange Composite Tape, quarterly trading volume on the NYSE, the high and low net asset value per share and the high and low premium or discount at which the Fund's shares were trading for each fiscal quarter during the two most recent fiscal years and for the fiscal quarters ended January 31, 1999, April 30, 1999 and July 31, 1999.

                                                                                          PREMIUM/
                                                                                         (DISCOUNT)
                                                                                        TO NET ASSET
                                    MARKET PRICE      QUARTERLY     NET ASSET VALUE       VALUE(%)
                                  ----------------     TRADING      ----------------    ------------
QUARTER ENDED                      HIGH      LOW        VOLUME       HIGH      LOW      HIGH    LOW
-------------                      ----      ---      ---------      ----      ---      ----    ---
                                                      (THOUSANDS
                                                      OF SHARES)
January 31, 1997................  $7.375    $7.125     1,846.1      $7.09     $6.90     5.5%     0.5%
April 30, 1997..................   7.500     7.125     1,677.2       7.20      6.85     6.7%     0.5%
July 31, 1997...................   7.750     7.375     1,618.5       7.30      6.98     7.7%     3.6%
October 31, 1997................   7.938     7.375     1,501.4       7.44      7.25     6.8%     0.9%
January 31, 1998................   7.938     7.340     1,424.6       7.49      7.28     7.1%     0.0%
April 30, 1998..................   8.188     7.563     1,586.2       7.52      7.41     9.2%     0.7%
July 31, 1998...................
October 31, 1998................
January 31, 1999................
April 30, 1999..................
July 31, 1999...................

     The net asset values per share of the Fund at the close of business on
            , 1999 (the last trading date on which the Fund publicly reported
its net asset value prior to the announcement of the Offer) and on             ,
1999 (the last trading date prior to the date of this prospectus on which the
Fund publicly reported its net asset value) were $     and      , respectively,
and the last reported sales prices of a share of the Fund on the NYSE on those
dates were $     and $       , respectively.

                                    THE FUND

     The Fund is a diversified, closed-end management investment company with a leveraged capital structure. The Fund's investment objective is to seek high current income and total return by investing primarily in lower-rated corporate debt securities. Under normal market conditions, the Fund invests primarily in a professionally managed, diversified portfolio of debt securities rated in the lower categories by the Rating Agencies (consisting principally of securities rated "BBB"/"Baa" or lower by the Rating Agencies(1)) or nonrated debt securities deemed by the Advisor to be of comparable quality. Securities rated "BB"/"Ba" or lower are commonly referred to as "high yield," high risk securities or "junk bonds." The Fund's investments are subject to restrictions on investments contained in the Credit Agreement. See "Description of Term Note--Restrictive Covenants." Such securities are generally regarded by the Rating Agencies as significantly more speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and more likely to default than higher quality debt securities. In addition to investing in lower rated securities, the Fund may engage in, among other activities, certain options activities, investments in equity securities and higher rated debt securities, the use of futures contracts and options thereon and repurchase agreements. The Fund may also invest in foreign and restricted securities. See "Investment Policies and Limitations" and the Statement of Additional Information. Lower rated and comparable nonrated securities and foreign securities may be subject to a greater degree of risk than higher rated and domestic securities, respectively. See "Risk Factors and Special Considerations."

     The capital structure of the Fund has been designed to take advantage of the historical spread in yields between lower rated securities and representative U.S. Treasury securities, compared with the average default loss on such lower rated securities. In addition, through investment leverage, investors in the Fund receive increased yields to the extent that the rate of return (i.e., the current interest yield on the Fund's portfolio reduced by the actual default loss rate experienced on that portfolio) earned on the Fund's assets exceeds, after expenses of Fund management, the interest rate on the Term Note. Conversely, to the extent that the rate of return on the portfolio does not exceed the interest rate on the Term Note, yields to investors in the shares will be reduced.

     The Fund is a closed-end investment company. Closed-end investment companies differ from open-end investment companies (commonly referred to as "mutual funds") in that closed-end investment companies have a fixed capital base, whereas open-end companies issue securities redeemable at net asset value at any time at the option of the shareholder and typically engage in a continuous offering of their shares. Accordingly, open-end investment companies are subject to periodic asset in-flows and out-flows that can complicate portfolio management. Closed-end investment companies do not face the prospect of having to liquidate portfolio holdings to satisfy redemptions at the option of shareholders or having to maintain cash positions to meet the possibility of such redemptions. The Fund will, however, be required to have sufficient cash or cash equivalents to meet interest payments on the Term Note and to fund certain redemptions of the Term Note in certain circumstances. See "Description of Term Note" and "Description of Shares of Beneficial Interest."

     The Fund was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on May 24, 1988 and has registered with the Commission under the 1940 Act. The Fund's principal office is located at One Financial Center, Boston, Massachusetts 02111. The Fund's Advisor is Colonial Management Associates, Inc., an investment management firm registered with the Commission under the Investment Advisors Act of 1940, as amended. See "The Advisor."

---------------

1 Throughout this Prospectus, references to ratings by the Rating Agencies will indicate the S&P rating followed by the Moody's rating in the format shown.

                                   THE OFFER

PURPOSE OF THE OFFER

     The Board of Trustees of the Fund has determined that it may be in the best interests of the Fund and its shareholders to increase the number of outstanding shares of the Fund and to increase the assets of the Fund available for investment.

     In reaching its decision, the Board of Trustees of the Fund was advised by the Fund's investment adviser, Colonial Management Associates, Inc. (the "Advisor"), that an increase in the assets of the Fund would permit the Fund to pursue attractive investment opportunities in the "high yield," high risk securities market, while retaining portfolio investments that the Advisor believes should continue to be held. The Advisor believes the Offer may result in greater portfolio diversification opportunities and enhance its ability to buy and sell larger blocks of securities on potentially better terms.

     The Fund maintains a leveraged capital structure when it believes such a capital structure is of potential benefit to shareholders. The Fund utilizes leverage seeking to enhance returns to shareholders by borrowing capital at a lower interest rate than that which the Fund earns on its investments. The Board of Trustees believes that increasing the Fund's assets will provide the Fund with additional flexibility in connection with the Fund's leverage, including enhancing its ability to increase the Fund's existing leverage, [while reducing the overall effective cost of the leverage.] For a discussion of the anticipated impact of the Offer on the Fund's leverage, please refer to "Investment Policies and Limitations" and "Risk Factors and Special Considerations--Risk of Leverage."

     In addition, the Board of Trustees believes that increasing the size of the Fund may lower the Fund's expenses as a proportion of average net assets because the Fund's fixed costs can be spread over a larger asset base. The Board of Trustees also believes that a larger number of outstanding shares and a larger number of beneficial owners of shares could increase the level of market interest in the Fund and the liquidity of Fund shares on the NYSE. The distribution to shareholders of transferable Rights which themselves may have a realizable value will also afford nonparticipating shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the dilution of their interest in the Fund that may result from the Offer.

     The Board of Trustees also considered the impact of the Offer on the Fund's current distributions. Based on the Advisor's assessment of current market conditions in the lower rated debt market and available leverage opportunities, the Board of Trustees believes the Offer will not result in a decrease in the Fund's current level of dividends per share. For a further discussion of the anticipated impact of the Offer on the Fund's dividends, please refer to "Risk Factors and Special Considerations--Dividends and Distributions."

     The Advisor will benefit from the Offer because the Advisor's fee is based on the average weekly net assets of the Fund. In addition, the Advisor may benefit from the additional leverage the Fund intends to add after completion of the Offer. See "The Advisor."

     The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act.

TERMS OF THE OFFER

     The Fund is issuing to its Record Date shareholders, as of the close of business on the Record Date, Rights entitling the holders thereof to subscribe
for up to             shares of the Fund. Each such Record Date shareholder is
being issued one Right for each whole share owned on the Record Date. The Rights entitle the holders thereof to subscribe for one share for every three Rights held (1-for-3). Fractional shares will not be issued upon the exercise of Rights. Record Date shareholders issued fewer than three Rights are entitled to subscribe for one share. Rights may be exercised at any time during the
Subscription Period, which commences on                , 1999 and ends at 5:00
p.m., New York City time, on                , 1999, unless extended by the Fund.
The Rights are evidenced by Subscription Certificates that will be mailed to

Record Date shareholders promptly following the Record Date, except as discussed below under "Foreign Shareholders."

     Shares attributable to Rights that are not exercised will be offered, by means of the over subscription privilege (the "Over-Subscription Privilege"), to those Record Date shareholders who have exercised all Rights issued to them and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the exercise of their Rights (other than those Rights which cannot be exercised because they represent the right to acquire less than one share). Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, as more fully discussed below under "Over-Subscription Privilege." For purposes of determining the maximum number of shares a shareholder may acquire pursuant to the Offer, shareholders whose shares are held of record by Cede & Co. ("Cede"), as nominee for DTC, or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf.

     There is no minimum number of Rights which must be exercised in order for the Offer to close.

     The first dividend to be paid on shares acquired upon exercise of Rights will be the first monthly dividend, the record date for which occurs after the issuance of such shares. It is the Fund's present policy to pay dividends on the last Friday on or before the 15th day of each month to shareholders of record on the last business day of the month prior to the payment date. Except as described below, it is expected that the first dividend to be paid on shares
issued pursuant to the Offer will be paid on or about                , 1999. To
accommodate settlement of the Offer, the           1999 record date for
dividends may be accelerated so that the issuance of shares by the Fund in connection with the Offer and the receipt of proceeds of such issuance by the
Fund, subject to certain exceptions, occurs shortly after the           1999
record date for dividends.

     Prior to the Expiration Date, the Dealer Manager may offer shares acquired through the purchase and exercise of Rights at prices it sets from time to time. To the extent such shares are issued prior to a dividend record date of the Fund that precedes the Expiration Date, such shares will be paid the dividend declared to the same extent as other shares outstanding on such dividend record date, and thus, the issuance of such shares may have a dilutive effect on the income per share available for such dividend.

OVER-SUBSCRIPTION PRIVILEGE

     Shares attributable to Rights that are not exercised (the "Excess Shares") will be offered, by means of the Over-Subscription Privilege, to the Record Date shareholders who have exercised all exercisable Rights issued to them (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) and who wish to acquire more than the number of shares for which the Rights issued to them are exercisable. Record Date shareholders should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights issued to them, how many Excess Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Excess Shares remain, all Record Date shareholder over-subscription requests will be honored in full. If Record Date shareholder requests for shares pursuant to the Over-Subscription Privilege exceed the Excess Shares available, the available Excess Shares will be allocated pro rata among Record Date shareholders who over-subscribe based on the number of Rights originally issued to such Record Date shareholders.

     Banks, brokers, trustees and other nominee holders of Rights will be required to certify to the Subscription Agent, before any Over-Subscription Privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised pursuant to the Offer other than through the Over-Subscription Privilege (in the "Primary Subscription") and the number of shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner and that such beneficial owner's Primary Subscription was exercised in full. Nominee Holder Over-Subscription Forms and Beneficial Owner Certification Forms will be distributed to banks, brokers, trustees and other nominee holders with the Subscription Certificates.

     The Fund will not offer or sell in connection with the Offer any shares that are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

SUBSCRIPTION PRICE

     The Subscription Price per share for the shares to be issued pursuant to
the Offer will be $     .

     The Fund announced the Offer after the close of trading on the NYSE on
               , 1999. The net asset values per share at the close of business
on                , 1999 (the last trading date on which the Fund publicly
reported its net asset value prior to the announcement) and on                ,
1999 (the last trading date prior to the date of this prospectus on which the Fund publicly reported its net asset value) were $
and $     , respectively, and the last reported sales prices of a share of the
Fund on the NYSE on those dates were $     and $     , respectively.

EXPIRATION OF THE OFFER

     The Offer will expire at 5:00 p.m., New York City time, on                ,
1999, unless extended by the Fund. The Rights will expire on the Expiration Date and thereafter may not be exercised. Any extension of the Offer will be followed as promptly as practicable by announcement thereof. Such announcement will be issued no later than 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Date. Without limiting the manner in which the Fund may choose to make such announcement, the Fund will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by making a release to the Dow Jones News Service or such other means of announcement as the Fund deems appropriate.

SUBSCRIPTION AGENT

     The subscription agent is First Data Investor Services Group, Inc. (the "Subscription Agent"). The Subscription Agent will receive for its administrative, processing, invoicing and other services as subscription agent a fee estimated to be approximately $[35,000], excluding reimbursement for its out-of-pocket expenses related to the Offer. The Subscription Agent is also the Fund's transfer agent, dividend-paying agent and registrar for the shares. Questions regarding the Subscription Certificates should be directed to Shareholder Communications Corporation at [(800) 733-8481, ext. 486] (toll free); shareholders may also consult their brokers or nominees. Completed Subscription Certificates must be sent together with proper payment of the Subscription Price for all shares subscribed for in the Primary Subscription and the Over-Subscription Privilege (for Record Date shareholders) to the Subscription Agent by one of the methods described below. Alternatively, Notices of Guaranteed Delivery may be sent by facsimile to (781) 794-6333 to be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Facsimiles should be confirmed by telephone at (781) 794-6388. The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 p.m., New York City time, on the Expiration Date or by the close of business on the third Business Day after the Expiration Date following timely receipt of a Notice of Guaranteed Delivery. See "Payment for Shares" below.

(1) BY FIRST CLASS MAIL:    First Data Investor Services Group, Inc.
                            c/o BankBoston N.A.
                            Corporate Reorganization
                            P.O. Box 9049
                            Boston, Massachusetts 02205-9838

(2) BY OVERNIGHT COURIER:   First Data Investor Services Group, Inc.
                            c/o BankBoston N.A.
                            Corporate Reorganization
                            70 Campanelli Drive
                            Braintree, Massachusetts 02184

(3) BY HAND:                First Data Investor Services Group, Inc.
                            c/o BankBoston N.A.
                            Securities Transfer & Reporting Services, Inc.
                            55 Broadway, Third Floor
                            New York, NY 10006

DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

METHOD FOR EXERCISING RIGHTS

     Rights are evidenced by Subscription Certificates that, except as described below under "Foreign Shareholders," will be mailed promptly following the Record Date to Record Date shareholders or, if a shareholder's shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the shares to be purchased at the Subscription Price by the Expiration Date. Rights may also be exercised by contacting your broker, bank or trust company, which can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of
Guaranteed Delivery by the close of business on                , 1999, the third
business day after the Expiration Date. A fee may be charged for this service. Fractional shares will not be issued upon the exercise of Rights. Record Date Shareholders issued fewer than three Rights are entitled to subscribe for one share pursuant to the Primary Subscription. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under "Payment for Shares").

     Shareholders Who Are Record Owners. Shareholders who are record owners can choose between either option to exercise their Rights as described below under "Payment for Shares." If time is of the essence, option (2) under "Payment for Shares" below will permit delivery of the Subscription Certificate and payment after the Expiration Date.

     Shareholders Whose Shares Are Held by a Nominee. Shareholders whose shares are held by a nominee, such as a bank, broker or trustee, must contact that nominee to exercise their Rights. In such case, the nominee will complete the Subscription Certificate on behalf of the shareholder and arrange for proper payment by one of the methods described below under "Payment for Shares."

     Nominees. Nominees who hold shares for the account of others should notify the beneficial owners of such shares as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described below under "Payment for Shares."

INFORMATION AGENT

     Any questions or requests for assistance concerning the method of subscribing for shares or for additional copies of this Prospectus or Subscription Certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:

                      Information Agent for the Offer is:

                     Shareholder Communications Corporation
                          17 State Street, 27th Floor
                            New York, New York 10004
                             800-733-8481, ext. 486

     Shareholders may also contact their brokers or nominees for information with respect to the Offer. The Information Agent will receive a fee estimated to be $[27,000], excluding reimbursement for its out-of-pocket expenses related to the Offer.

PAYMENT FOR SHARES

     If you wish to acquire shares pursuant to the Offer may choose between the following methods of payment:

          (1) You may send the Subscription Certificate together with payment for the shares acquired in the Primary Subscription and any additional shares subscribed for pursuant to the Over-Subscription

     Privilege (for Record Date shareholders) to the Subscription Agent based on
     the Subscription Price of $     per share. A subscription will be accepted
     when payment, together with a properly completed and executed Subscription Certificate, is received by the Subscription Agent's office at one of the addresses set forth above no later than 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all checks and money orders received by it for the purchase of shares into a segregated interest-bearing account (the interest from which will accrue to the benefit of the Fund) pending proration and distribution of shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK OR BRANCH LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO COLONIAL INTERMEDIATE HIGH INCOME FUND AND MUST ACCOMPANY A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED. EXERCISE BY THIS METHOD IS SUBJECT TO ACTUAL COLLECTION OF CHECKS BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, SHAREHOLDERS ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

          (2) Alternatively, you may acquire shares, and your subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile (telecopy) or otherwise from a financial institution that is a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock NYSE Medallion Signature Program guaranteeing delivery of (i) payment
     of the Subscription Price of $     per share for the shares subscribed for
     in the Primary Subscription and any additional shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date shareholders), and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the shares is received by the Subscription Agent by the close of
     business on             , 1999, the third Business Day after the Expiration
     Date.

     On a date within eight business days following the Expiration Date (the "Confirmation Date"), the Subscription Agent will send to each person exercising Rights (or, if shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (i) the number of shares purchased pursuant to the Primary Subscription and (ii) the number of shares, if any, acquired pursuant to the Over-Subscription Privilege (for Record Date shareholders). All payments must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to COLONIAL INTERMEDIATE HIGH INCOME FUND.

     The Subscription Agent will deposit all checks received by it prior to the final payment date into a segregated interest-bearing account (which interest will accrue to the benefit of the Fund) pending proration and distribution of the shares.

     WHICHEVER OF THE TWO METHODS DESCRIBED ABOVE IS USED, ISSUANCE OF THE SHARES PURCHASED IS SUBJECT TO COLLECTION OF CHECKS AND ACTUAL PAYMENT. IF A HOLDER OF RIGHTS WHO SUBSCRIBES FOR SHARES PURSUANT TO THE PRIMARY SUBSCRIPTION OR OVER-SUBSCRIPTION PRIVILEGE (FOR RECORD DATE SHAREHOLDERS) DOES NOT MAKE PAYMENT OF ANY AMOUNTS DUE BY THE TENTH BUSINESS DAY AFTER THE CONFIRMATION DATE, THE SUBSCRIPTION AGENT RESERVES THE RIGHT TO TAKE ANY OR ALL OF THE FOLLOWING ACTIONS: (I) FIND OTHER RECORD DATE SHAREHOLDERS TO PURCHASE SUCH SUBSCRIBED AND UNPAID FOR SHARES; (II) APPLY ANY PAYMENT ACTUALLY RECEIVED BY IT TOWARD THE PURCHASE OF THE GREATEST WHOLE NUMBER OF SHARES WHICH COULD BE ACQUIRED BY SUCH HOLDER UPON EXERCISE OF THE PRIMARY SUBSCRIPTION AND/OR OVER-SUBSCRIPTION PRIVILEGE, AND/OR (III) EXERCISE ANY AND ALL OTHER RIGHTS OR REMEDIES TO WHICH IT MAY BE ENTITLED, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO SET OFF AGAINST PAYMENTS ACTUALLY RECEIVED BY IT WITH RESPECT TO SUCH SUBSCRIBED SHARES.

     THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE FUND WILL BE AT THE ELECTION AND RISK OF THE EXERCISING RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT

SUCH CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE SUBSCRIPTION AGENT AND CLEARANCE OF PAYMENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF CERTIFIED OR CASHIER'S CHECK OR MONEY ORDER.

     All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion.

     The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

     EXERCISING RIGHTS HOLDERS WILL HAVE NO RIGHT TO RESCIND THEIR SUBSCRIPTION AFTER RECEIPT OF THEIR PAYMENT FOR SHARES BY THE SUBSCRIPTION AGENT, EXCEPT AS PROVIDED BELOW UNDER "NOTICE OF NET ASSET VALUE DECLINE."

SALE OF RIGHTS

     The Rights are transferable until the Expiration Date. The Rights will be listed for trading on the NYSE, subject to notice of issuance. The Fund will use its best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. It is anticipated that the Rights will trade on the NYSE on a
when-issued basis commencing on or about                , 1999 until
approximately                , 1999 and on a regular way basis thereafter until
and including                , 1999, the last business day prior to the
Expiration Date.

     Sales through Subscription Agent and Dealer Manager. Record Date shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised Rights through or to the Dealer Manager. Subscription Certificates representing the Rights to be sold by or to the Dealer Manager must be received by the Subscription Agent on or before
               , 1999 (or if the Offer is extended, until two business days prior to the Expiration Date). Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will request the Dealer Manager either to purchase or to use its best efforts to complete the sale and the Subscription Agent will remit the proceeds of sale, net of commissions, to the selling Record Date shareholder. Any commissions on sales of Rights will be paid by the selling Record Date shareholder. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Dealer Manager on the day such Rights are sold. The sale price of any Rights sold to the Dealer Manager will be based upon the then current market price for the Rights, less amounts comparable to the usual and customary brokerage fees. The Dealer Manager will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth business day prior to the Expiration Date. Such sales will be made net of commissions on behalf of the nonclaiming Record Date shareholders. The Subscription Agent will hold the proceeds from those sales for the benefit of such nonclaiming Record Date shareholders until such proceeds are either claimed or escheat. There can be no assurance that the Dealer Manager will purchase or be able to complete the sale of any such Rights, and neither the Fund nor the Dealer Manager has guaranteed any minimum sales price for the Rights.

     Other Transfers. The Rights evidenced by a Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights, if any, will be issued to the Record Date shareholder or, if the Record Date shareholder so instructs, to an additional transferee. The signature on the Subscription Certificate must correspond with the name as written upon the face of the Subscription Certificate in every particular, without alteration or enlargement, or any change whatever. A signature guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), subject to the standards and procedures adopted by the Fund.

     Record Date shareholders wishing to transfer all or a portion of their Rights should allow at least five business days prior to the Expiration Date for
(i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

     Except for the fees charged by the Subscription Agent and Dealer Manager (which will be paid by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund, the Subscription Agent or the Dealer Manager.

     The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of The Depository Trust Company ("DTC"; Rights exercised through DTC are referred to as "DTC Exercised Rights"). Record Date shareholders of DTC Exercised Rights may exercise the Over-Subscription Privilege in respect of such DTC Exercised Rights by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York City time, on the Expiration Date, a Nominee Holder Over-Subscription Exercise Form or a substantially similar form satisfactory to the Subscription Agent, together with payment of the Subscription Price for the number of shares for which the Over-Subscription Privilege is to be exercised.

DISTRIBUTION ARRANGEMENTS

                    , which is a broker-dealer and member of the National Association of Securities Dealers, Inc., will act as the Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated on or about the date hereof (the "Dealer Manager Agreement"), the Dealer Manager will provide financial advisory and marketing services in connection with the Offer and will solicit the exercise of Rights and participation in the Over-Subscription Privilege. The Offer is not contingent upon any number of Rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for its financial advisory, marketing and soliciting services equal to 3.75% of the aggregate Subscription Price for shares issued pursuant to the Offer. The Dealer Manager will reallow to Selling Group Members solicitation fees equal to 2.50% of the Subscription Price per share for each share issued pursuant to the Offer as a result of their soliciting efforts. In addition, the Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights, solicitation fees equal to 0.50% of the Subscription Price per share for each share issued pursuant to the exercise of Rights as a result of their soliciting efforts, subject to a maximum fee based upon the number of shares held by each broker-dealer through DTC on the Record Date. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates or, in the absence of such designation, to the Dealer Manager.

     In addition, the Fund may reimburse the Dealer Manager up to an aggregate of $100,000 for its reasonable expenses incurred in connection with the Offer. The Fund and the Advisor have each agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities including liabilities under the Securities Act of 1933, as amended (the "Securities Act"). The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by such Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under such Agreement.

     The Fund has agreed not to offer or sell, or enter into any agreement to sell, any equity or equity related securities of the Fund or securities convertible into such securities for a period of 180 days after the date of the Dealer Manager Agreement, except for the shares to be issued upon exercise of the rights offered hereby and shares issued in reinvestment of dividends or distributions.

DELIVERY OF SHARE CERTIFICATES

     Except as described herein, certificates representing shares acquired in the Primary Subscription and representing shares acquired pursuant to the Over-Subscription Privilege will be mailed promptly after the expiration of the Offer once full payment for such shares has been received and cleared. Participants in the Fund's dividend reinvestment plan (the "Plan") will have any shares acquired in the Primary Subscription and pursuant to the Over-Subscription Privilege credited to their shareholder dividend reinvestment accounts in the Plan. Participants in the Plan wishing to exercise Rights for the shares held in their accounts in the Plan must exercise such Rights in accordance with the procedures set forth above. Shareholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any shares acquired in the Primary Subscription credited to the account of Cede or such other depository or nominee. Shares acquired pursuant to the Over-Subscription Privilege will be certificated and certificates representing such shares will be sent directly to Cede or such other depository or nominee. Stock certificates will not be issued for shares credited to Plan accounts.

FOREIGN SHAREHOLDERS

     Subscription Certificates will not be mailed to Record Date shareholders whose record addresses are outside the United States (the term "United States" includes the states, the District of Columbia, and the territories and possessions of the United States) ("Foreign Record Date Shareholders"). Foreign Record Date Shareholders will be sent written notice of the Offer. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise the Rights. If no instructions have been received by 5:00
p.m., New York City time, on             , 1999, which is three business days
prior to the Expiration Date, the Rights of those Foreign Record Date Shareholders will be transferred by the Subscription Agent to the Dealer Manager, who will either purchase the rights or use its best efforts to sell the Rights. The net proceeds, if any, from the sale of those Rights by or to the Dealer Manager will be remitted to Foreign Record Date Shareholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE OFFER

     The U.S. federal income tax consequences to holders of shares with respect to the Offer will be as follows:

          1. The distribution of Rights to Record Date shareholders will not result in taxable income to such holders nor will such holders realize taxable income as a result of the exercise of the Rights. No loss will be realized if the Rights expire without exercise.

          2. The basis of a Right will be (a) to a holder of shares to whom the Right is issued and who exercises or sells the Right (i) if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the shares with regard to which it is issued, zero (unless the holder elects with respect to all Rights so received, by filing a statement with his timely filed federal income tax return for the year in which the Rights are received, to allocate the basis of the shares between the Right and the shares based on their respective fair market values immediately after the Right is issued), and (ii) if the fair market value of the Right immediately after issuance is 15% or more of the fair market value of the shares with regard to which it is issued, a portion of the basis in the shares based upon their respective fair market values immediately after the Right is issued, and (b) to a holder of shares to whom the Right is issued and who allows the Right to expire, zero.

          3. The holding period of a Right received by a Record Date shareholder includes the holding period of the share with regard to which the Right is issued. If the Right is exercised, the holding period of the share acquired begins on the date the Right is exercised.

          4. A Record Date shareholder's basis for determining gain or loss upon the sale of a share acquired upon the exercise of a Right will be equal to the sum of the Record Date shareholder's basis in the Right, if any, and the Subscription Price per share. A Record Date shareholder's gain or loss recognized upon a sale of a share acquired upon the exercise of a Right will be capital gain or loss if the share was held at the time of sale as a capital asset and will be long-term capital gain or loss if the share is held for more than one year. See "Taxes--Federal Income Tax Treatment of Holders of Shares" in the Statement of Additional Information for more information regarding the capital gains tax rates applicable to capital gains or losses recognized upon the sale of shares.

     The Fund is required to withhold and remit to the U.S. Treasury 31% of reportable payments paid on an account if the holder of the account provides the Fund with either an incorrect taxpayer identification number or no number at all, or fails to certify that he or she is not subject to such withholding.

     The foregoing is a general summary of the material U.S. federal income tax consequences of the Offer under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and Treasury regulations presently in effect that are generally applicable to Record Date shareholders that are United States persons within the meaning of the Code and any other Record Date shareholder who would be subject to U.S. federal income tax upon the sale or exchange of the shares acquired upon the exercise of the Rights, and does not cover foreign, state or local taxes. The Code and such regulations are subject to change by legislative or administrative action, which may be retroactive. You should consult your tax adviser regarding specific questions as to foreign, federal, state or local taxes. See "Federal Taxation."

NOTICE OF NET ASSET VALUE DECLINE

     The Fund has, as required by the SEC's registration form, undertaken to suspend the Offer until it amends this prospectus if, subsequent to the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of that date. Accordingly, the Expiration Date would be extended and the Fund would notify Record Date shareholders of any such decline and permit exercising Rights holders to cancel their exercise of Rights.

EMPLOYEE PLAN CONSIDERATIONS

     Shareholders that are tax-deferral arrangements, such as plans qualified under Code section 401(a) (including corporate savings plans, 401(k) plans, and Keogh plans of self-employed individuals), individual retirement accounts under Code section 408 ("IRAs"), Roth IRAs under Code section 408A, and custodial accounts under Code section 403(b) (collectively, "Retirement Plans"), should be aware that additional contributions of cash to the Retirement Plan (other than rollover contributions or trustee-to-trustee transfers from another Retirement
Plan) in order to exercise Rights would be treated as contributions to the Retirement Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of Retirement Plans qualified under Code section 401(a) and certain other Retirement Plans, additional cash contributions could cause the maximum contribution limitations of Code section 415 or other qualification rules to be violated.

     Retirement Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income ("UBTI") under Code section 511. If any portion of an IRA or a Roth IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA or Roth IRA depositor, which may result in current income taxation and penalty taxes.

     The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may apply to the exercise of Rights by Retirement Plans. Retirement Plans that are not subject to ERISA (such as governmental plans) may be subject to state law restrictions that could affect the decision to exercise or transfer Rights. Due to the complexity of these rules and the penalties for noncompliance, shareholders that are Retirement Plans should consult with their counsel and other advisers regarding the consequences of their exercise of Rights under ERISA, the Code, and, where applicable, state law.

IMPORTANT DATES TO REMEMBER

EVENT                                                              DATE
-----                                                              ----
Record Date.................................................           , 1999
Subscription Period.........................................           , 1999 to
                                                                       , 1999
Expiration Date.............................................           , 1999(a)
Subscription Certificates and Payment for Shares Due(b).....           , 1999(a)
Notice of Guaranteed Delivery Due(b)........................           , 1999(a)
Payment for Guarantees of Delivery Due......................           , 1999(a)
Confirmation to Participants................................           , 1999(a)

---------------

(a) Unless the Offer is extended.

(b) A shareholder exercising Rights must deliver by                , 1999 either
    (i) a Subscription Certificate and payment for shares or (ii) a Notice of Guaranteed Delivery.

                                USE OF PROCEEDS

     Based on the Subscription Price of $     per share, the net proceeds of the
Offer to the Fund, assuming all                shares offered hereby are sold,
are estimated to be approximately $               , after deducting offering
expenses payable by the Fund estimated at approximately $500,000. The Advisor anticipates that investment of such proceeds in accordance with the Fund's investment objective and policies will take up to thirty days from their receipt by the Fund, depending on market conditions and the availability of appropriate securities for purchase, but in no event will such investment take longer than six months. Pending such investment in accordance with the Fund's investment objective and policies, the proceeds will be held in U.S. Government securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other high-quality short-term money market instruments.

                      INVESTMENT POLICIES AND LIMITATIONS

     The investment objective of the Fund is to seek high current income and total return by investing primarily in lower-rated corporate debt securities.

INVESTMENT STRATEGY

     It is the Fund's policy that, under normal market conditions, up to 80% of its total assets will be invested in debt securities rated in the lower categories by recognized rating agencies or nonrated debt securities deemed by the Advisor to be of comparable quality. The Fund's portfolio investments have consisted and generally will continue to consist principally of debt securities, including fixed-income securities, rated "BBB"/"Baa" or lower by the Rating Agencies.

     The Fund may invest up to 100% of its assets in higher rated securities, if, in the opinion of the Advisor, such investments are in the best interests of the Fund because of narrow yield spreads between lower and higher rated securities. The Fund may invest in debt securities of any maturity, but under normal conditions, the average maturity of the Fund's investments is expected to be between 3 and 10 years. The Fund will not invest more than 25% of its total assets in a single industry and not more than 25% of its total assets in securities issued or guaranteed by foreign governments or foreign companies.

     Debt Securities. The Fund may invest in debt securities of any maturity that pay fixed, floating or adjustable interest rates. The values of debt securities generally fluctuate inversely with changes in interest rates. This is less likely to be true for adjustable or floating rate securities, since interest rate changes are more likely to be reflected in changes in the rates paid on the securities. However, reductions in interest rates also may translate into lower distributions paid by the Fund.

     The Fund also may invest in debt securities (i) that do not pay interest but instead are issued at a significant discount to their maturity values (referred to as zero coupon securities), (ii) that pay interest, at the issuer's option, in additional securities instead of cash (referred to as pay-in-kind securities) or (iii) that pay interest at predetermined rates that increase over time (referred to as step coupon bonds). Because zero coupon securities, pay-in-kind securities and step coupon bonds may not pay cash interest on a current basis, but the Fund nevertheless must accrue and distribute to investors the income deemed to be earned on a current basis, the Fund may have to sell other investments to raise the cash needed to make income distributions.

     Common Stocks. The Fund may invest up to 20% of its total assets in common stocks, usually as a result of warrants associated with debt instruments purchased by the Fund, but also under certain circumstances to seek capital appreciation.

     Lower Rated Debt Securities. Lower rated debt securities are debt securities which are not considered to be investment grade (that is, they are rated below "BBB" by S&P or below "Baa" by Moody's, or are unrated but considered by the Advisor to be of comparable credit quality). Securities rated "BB" or lower by S&P or "Ba" or lower by Moody's are commonly referred to as "high yield," high risk securities or "junk bonds." For a description of S&P's and Moody's rating systems, see Appendix A to this Prospectus. Lower rated debt securities are generally considered significantly more speculative and likely to default than higher quality debt securities. Because of the increased risk of default, lower rated debt securities generally have higher interest rates than higher quality securities.

     The Fund may purchase bonds in the lowest rating categories (C for Moody's and D for S&P) and comparable unrated securities. However, the Fund will only purchase securities rated Ca or lower by Moody's or CC or lower by S&P if the Advisor believes the quality of such securities is higher than indicated by the rating.

     The values of lower rated securities are less likely than those of higher quality debt securities to fluctuate inversely with changes in interest rates. This is because increases in interest rates often are associated with an improving economy, which may translate into an improved ability of the issuers of lower-rated securities to pay off their bonds (lowering the risk of default). Relative to other debt securities, the values of lower rated debt securities may be more volatile because: (i) an economic downturn may more significantly impact their potential for default, or (ii) the secondary market for such securities may at times be less liquid or respond more adversely to negative publicity or investor perceptions, making it more difficult to value or dispose of the securities. The likelihood that these securities will help the Fund achieve its investment objective is more dependent on the Advisor's own credit analysis.

     The credit ratings of all bonds held by the Fund at October 31, 1998 are set forth below. This information reflects the composition of the Fund's assets at October 31, 1998 and is not necessarily representative of the Fund holdings currently or at any time in the future.

                                                              RATED BY
                                                                S&P
                                                              --------
Investment Grade............................................        %
BB..........................................................        %
B...........................................................        %
CCC.........................................................        %
CC..........................................................        %
C...........................................................        %
D...........................................................        %
Nonrated....................................................        %
                                                               -----
     Subtotal...............................................        %
U.S. Governments, equities and others.......................        %
                                                               -----
     Total..................................................        %
                                                               =====

     Foreign Investments. Investments in foreign securities have special risks related to political, economic and legal conditions outside the United States. As a result, the prices of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the United States. Special risks associated with foreign securities include the possibility of unfavorable movements in currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. In addition, transactions in foreign securities may be more costly because of currency conversion costs and higher brokerage and custodial costs. See "Miscellaneous Investment Practices--Foreign Investments" and "Miscellaneous Investment Practices--Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.

     Emerging Markets. The Fund may invest in foreign securities issued or guaranteed by companies or governments located in countries whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to those of foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, extreme or volatile debt burdens or inflation rates, highly limited numbers of potential buyers for such securities, heightened volatility of security prices, restrictions on repatriation of capital invested abroad and delays and disruptions in securities settlement procedures.

     Foreign Currency Transactions. In connection with its investments in foreign securities, the Fund may purchase and sell (i) foreign currencies on a spot or forward basis, (ii) foreign currency futures contracts and (iii) options on foreign currencies and foreign currency futures. Such transactions will be entered into (a) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (b) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated. The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value declines, it limits the potential gain from currency value increases. See "Miscellaneous Investment Practices--Foreign Currency Transactions" in the Statement of Additional Information for more information relating to the Fund's obligations in entering into foreign currency transactions.

     Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills, repurchase agreements and U.S. government securities. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its rights to the collateral in a bankruptcy proceeding.

     Interest Rate Futures and Options. For hedging purposes, the Fund may (1) buy or sell interest rate futures and (2) buy put and call options on such futures. The total market value of securities to be delivered or acquired pursuant to such contracts will not exceed 5% of the Fund's net assets. A futures contract creates an obligation by the seller to deliver and the buyer to take a delivery of the type of instrument at the time and in the amount specified in the contract. Although futures contracts call for the delivery (or acceptance) of the specified instrument, the contracts are usually closed out before the settlement date through the purchase (or sale) of an offsetting contract. If the price of the initial sale of the futures contract exceeds (or is less than) the price of the offsetting purchase, the Fund realizes a gain (or loss).

     "When-Issued" and "Delayed Delivery" Securities. The Fund may acquire securities on a "when-issued" or "delayed delivery" basis by contracting to purchase securities for a fixed price on a date beyond the customary settlement time with no interest accruing until settlement. If made through a dealer, the contract is dependent on the dealer completing the sale. The dealer's failure could deprive the Fund of an advantageous yield or price. These contracts involve the risk that the value of the underlying security may change prior to settlement. The Fund may realize short-term gains or losses if the contracts are sold.

     Other. The Fund may not achieve its investment objective. The Fund may trade portfolio securities for short-term profits to take advantage of price differentials. High portfolio turnover may result in higher transaction costs and higher levels of realized capital gains. The Fund's investment objective and nonfundamental investment policies may be changed without shareholder approval. Additional information concerning certain of the securities and investment techniques and strategies described above or in which the Fund also engages is contained in the Statement of Additional Information.

     Additional Leverage. The Fund has reserved the right to borrow money to the extent such borrowing would not result in a violation of the Asset Coverage Requirements (as defined under "Risk Factors and Special Considerations--Risk of Leverage") and would not otherwise violate Section 18 of the 1940 Act. The Fund may borrow to the extent then permitted by the Credit Agreement and the 1940 Act through the public or private issuance of debt securities and/or from lenders of all types, such as banks, savings and loan associations, insurance companies and similar financial institutions. To the extent permitted by the Credit Agreement and the 1940 Act, the Fund may also borrow additional amounts as it redeems the Term Note or the Revolving Loan. See "Description of Term Note--Restrictive Covenants."

     As a result of the Second Loan, the Fund increased the percentage of its assets representing leverage from approximately 20% to approximately 24%. Based on current market conditions, the Fund's Board of Trustees has authorized the Fund to increase its borrowings at or following the completion of the Offer in order that the percentage of the Fund's assets, including the proceeds from the Offer, representing leverage may be maintained at or about [29]% following completion of the Offer. Due to possible changes in market conditions, there are no assurances that the Fund will borrow additional amounts or that any additional borrowings will be obtained by the Fund at favorable interest rates. The Fund reserves the right at any time, if it believes that market conditions are appropriate, further to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted under the 1940 Act and any relevant agreements between the Fund and third parties, including the Credit Agreement. The inability to increase, or delays in increasing the Fund's leverage could, depending on market conditions, adversely affect the Fund's earnings and net asset value. See "Risk Factors and Special Considerations" for a discussion of certain risks associated with borrowings by the Fund.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     An investment in the Fund is subject to a number of risks and special considerations, including the following:

DILUTION

     As a result of the Offer, you may experience an immediate dilution, which could be substantial, of the aggregate net asset value of your shares. This is because the Subscription Price per share may be less than the Fund's net asset value per share on the Expiration Date, and the number of shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets. This dilution will disproportionately affect you if you do not exercise your rights in full. If you do not fully exercise your Rights, you should expect that you will, at the completion of the Offer, own a smaller proportional interest in the Fund than you would otherwise. The Fund cannot state precisely the amount of any such dilution, because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised. For example, assuming
that all Rights are exercised at the Subscription Price of $     , which is   %
below the Fund's net asset value of $     per share as of             , 1999,
the Fund's net asset value per share (after payment of the Dealer Manager and soliciting fees and estimated offering expenses) would be reduced by
approximately $     per share (or   %). If you do not wish to exercise your
Rights, you should consider selling these Rights as set forth in this prospectus. Any cash you receive from selling your Rights should serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give any assurance, however, that a market for the Rights will develop or that the Rights will have any value. For a more detailed discussion about dilution, please refer to "Risk Factors and Special
Considerations -- Dilution."

LEVERAGE

     The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies, including a higher volatility of the net asset value of the shares and potentially more volatility in the market value of the shares. For a description of the Term Note, see "Description of Term Note." Any investment income or gains earned by the Fund on amounts borrowed under the Term Note or other forms of leverage that is in excess of interest and dividends due thereon will cause the value of and dividends, if any, on the Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment performance by the Fund on amounts borrowed under the Term Note or other forms of leverage fails to cover the interest and dividends on such leverage, the value of the shares may decrease more quickly than would otherwise be the case and dividends thereon will be reduced or eliminated. This is the speculative effect of "leverage."

     Since any decline in the net asset value of the Fund's investments will be borne entirely by holders of the shares, the effect of leverage in a declining market would result in a greater decrease in net asset value of the shares, which would likely be reflected in a greater decline in the market price for the shares. In an extreme case, if the Fund's current investment income were not sufficient to meet interest payments on its leverage, the Fund might have to sell some of its investments, thereby reducing the net asset value of the shares. In addition, a decline in the value of the Fund's investments may affect the ability of the Fund to make dividend payments on its shares and such failure to pay dividends or make distributions may result in the Fund ceasing to qualify as a regulated investment company under the Code. The Fund's leverage may constitute a substantial lien and burden on the shares by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation.

     Based on current market conditions, the Fund's Board of Trustees has authorized the Fund to increase its borrowings in order that the percentage of the Fund's assets, including the proceeds from the Offer, representing leverage may be maintained at or about [29]% following completion of the Offer. Due to possible changes in market conditions, there are no assurances that the Fund will borrow additional amounts or that any additional borrowings will be obtained by the Fund at favorable interest rates. The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and any relevant agreements between the Fund and third parties. The inability to increase, or delays in increasing the Fund's leverage could, depending on market conditions, adversely affect the Fund's earnings and net asset value.

     The 1940 Act generally imposes on registered closed-end investment companies, such as the Fund, a 300% "asset coverage" test for "senior securities representing indebtedness" and a 200% "asset coverage" test for "senior securities representing stock" (the "Asset Coverage Requirements"). The 1940 Act generally restricts distributions to holders of common stock and preferred stock of a registered closed-end investment company while any senior security representing indebtedness is outstanding and restricts distributions to the holders of common stock while any senior security representing stock is outstanding, unless such coverage requirements are satisfied. The Fund's shares of beneficial interest constitute common stock for this purpose. Furthermore, the 1940 Act generally limits registered closed-end investment companies from issuing more than one class of senior securities representing indebtedness and more than one class of senior securities representing stock, subject to various exceptions.

     The following table illustrates the effect of leverage (using senior securities--i.e., $[47.3] million borrowed in [four] loans under the Term Note and one loan under the Revolving Loan) on the return of a holder of the shares,
assuming net assets of approximately $     million, the assumed return on the
portfolio set forth in such table and fixed annual rates of 6.37%, 6.17%, 6.84%, 6.26% and 6.29%, respectively, payable on the $6.9 million aggregate principal amount of the Second Loan, the $13.7 million aggregate principal amount of the Third Loan, the $13.7 million aggregate principal amount of the Fourth Loan, the $9.2 million aggregate principal amount of the Fifth Loan, and the $3.8 million aggregate principal amount of the Sixth Loan:

Assumed Return on Portfolio
  (Net of Expenses Except
  Interest)........................     -10%       -5%        0%        5%       10%
Corresponding Return to
  Shareholder......................        %         %         %         %         %

     The purpose of the foregoing table is to assist the investor in understanding the effects of leverage. The figures in the table are hypothetical and the actual returns to a holder of the shares may be greater or less than those appearing in the table.

DISCOUNT FROM NET ASSET VALUE

     Shares of closed-end funds frequently trade at a market price which is less than the value of the net assets attributable to those shares. The possibility that shares of the Fund will trade at a discount from net asset value is a risk separate and distinct from the risk that the Fund's net asset value will decrease. It should be noted, however, that in some cases, shares of closed-end funds may trade at a premium to net asset value. The Fund's shares have traded at various times in the market above, at and below net asset value since the commencement of the Fund's operations. See "Trading and Net Asset Value Information." In addition, the net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed-income securities, the net asset value of the shares of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline. In addition, in a period of rising interest rates, increasing defaults by issuers of lower rated debt obligations could worsen such decline in the Fund's net asset value, although in some circumstances an interest rate increase may be associated with an improving economy, which may translate into an improved ability of the issuers of lower rated debt securities to make their payment obligations. The Fund cannot predict whether its shares will trade at, below or above net asset value.

LOWER-RATED INVESTMENTS

     The Fund is designed for long-term investors who can accept the risks entailed in seeking a high level of current income available from investments in long-term, high yielding, lower quality debt securities. Consistent with a long-term investment approach, investors in the Fund should not rely on the Fund for their short-term financial needs. The principal value of the lower quality securities in which the Fund invests will be affected by interest rate levels, general economic conditions, specific industry conditions and the creditworthi-ness of the individual issuer. Although the Fund seeks to reduce risk by portfolio diversification, extensive credit analysis, and attention to trends in the economy, industries and financial markets, such efforts will not eliminate risk.

     Debt securities offering the high current income sought by the Fund will ordinarily be in the lower rating categories of recognized rating agencies or will be unrated. The values of such securities tend to reflect individual corporate developments or adverse economic changes to a greater extent than higher rated securities, which tend to react more to fluctuations in the general market level of interest rates. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of lower rated securities and thus in the Fund's net asset value. Further, these securities are generally regarded by the Rating Agencies as significantly more speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and more likely to default than securities in the higher rating categories; the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. The lower rated securities held by the Fund are frequently subordinated to the prior payment of senior indebtedness and are traded in markets that may be relatively less liquid than the market for higher rated securities. Changes by recognized rating services in their ratings of any debt security and in the ability of an issuer to make payments of interest and principal may also affect the value of the Fund's investments. Changes in the value of portfolio securities will not necessarily affect cash income derived from such securities, but will affect the Fund's net asset value. The Fund will rely on the Advisor's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Advisor will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

     The values of lower rated securities are less likely than higher quality debt securities to fluctuate inversely with changes in interest rates. This is because increases in interest rates may be associated with an improving economy, which may translate into an improved ability of the issuers of lower rated securities to pay off their bonds (lowering the risk of default). Relative to other debt securities, the values of lower rated debt securities may be more volatile because: (i) an economic downturn may more significantly impact their potential for default, or (ii) the secondary market for such securities may at times be less liquid or respond more adversely to negative publicity or investor perceptions, making it more difficult to value or dispose of the securities. In addition, the trading market for lower rated securities is generally less liquid
than the market for higher rated securities. As of                , 1999,
approximately      % of the market value of the Fund's total investments was
represented by debt securities regarded by the Rating Agencies as below investment grade (that is, rated below BBB by S&P or below Baa by Moody's) or unrated securities deemed by the Advisor to be below investment grade. In addition, in a period of rising interest rates, increasing defaults by issuers of such debt obligations could exacerbate any decline in the Fund's net asset value. If an issuer of a security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would be likely to replace the security with a lower-yielding investment, which could result in a decreased return for shareholders.

     The market for lower rated securities has expanded rapidly in recent years. This expanded market has not yet completely weathered an economic downturn. A further economic downturn or an increase in interest rates could have a negative effect on the lower rated debt market and on the market value of such securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

     The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of lower rated securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Advisor considers ratings of recognized rating services such as Moody's and S&P, the Advisor primarily relies on its own credit analysis, which includes a study of the issuer's existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The Advisor continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain lower rated securities whose credit ratings have changed.

DIVIDENDS AND DISTRIBUTIONS

     It is the Fund's present policy, which may be changed by the Board of Trustees, to pay dividends on a monthly basis to holders of the shares of investment company taxable income and to distribute any net short-term capital gains and net capital gains annually. See "Dividends and Distributions; Dividend Reinvestment Plan." However, there can be no assurance that the Fund will be able to maintain its current level of dividends per share, and the Fund may change the Fund's current level of dividends per share in response to market or other conditions. [The Fund currently has accumulated undistributed net investment income upon which it has paid taxes.] Based on the Advisor's assessment of current market conditions in the lower rated debt market and available leverage opportunities, the Board of Trustees believes the Offer will not result in a decrease in the Fund's current level of dividends per share. See "Financial Highlights" and "The Offer--Purpose of the Offer."

     The Fund will not be permitted to declare dividends or other distributions with respect to the shares or purchase shares unless at the time thereof the Fund meets certain asset coverage requirements, including those imposed by the 1940 Act. Failure to pay dividends or other distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See "Federal Taxation" and "Description of Shares of Beneficial Interest--Dividends and Distributions." In the event the Fund fails to satisfy certain asset coverage requirements, the Fund may be required to effect mandatory partial or complete redemption of the Term Note. Redemption of the Term Note would reduce the Fund's leverage and could negatively affect potential returns with respect to the Shares.

     Given the above-described investment risks inherent in the Fund, investment in shares of the Fund should not be considered a complete investment program and is not appropriate for all investors. Investors should carefully consider their ability to assume these risks before making an investment in the Fund.

                                  THE ADVISOR

THE ADVISOR

     The Advisor is Colonial Management Associates, Inc., a Massachusetts corporation having its principal offices at One Financial Center, Boston, Massachusetts 02111. The Advisor is a wholly owned subsidiary of The Colonial Group, Inc. ("LFG"), and both LFG and the Advisor are indirect subsidiaries of Liberty Mutual Insurance Company, an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. The Advisor has been an investment adviser since 1931. As of the date of this Prospectus, the Advisor serves as investment adviser for [39] open-end and [5] closed-end management investment companies.

     Scott B. Richards is the lead manager of the Fund. Carl C. Ericson is the co-manager of the Fund.

     Mr. Richards, a Senior Vice President of the Advisor, has managed the Fund since [May 3, 1999]. Prior to joining the Advisor, he was employed with State Street Research & Management Company as a Vice President and a Portfolio Manager since 1994. Carl C. Ericson, Senior Vice President and Director of the Advisor and Manager of the Advisor's Taxable Fixed Income Group, has managed the Fund since [ ] and has been employed by the Advisor as a Portfolio Manager since 1985.

MANAGEMENT AGREEMENT

     The Management Agreement between the Advisor and the Fund (the "Management Agreement") provides that, subject to the direction of the Board of Trustees of the Fund and the applicable provisions of the 1940 Act, the Advisor is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the Advisor, subject to review by the Board of Trustees of the Fund and compliance with the applicable provisions of the 1940 Act.

     The Advisor provides the Fund with accounting, bookkeeping and pricing services and other services and office facilities (the expenses of which are borne by the Fund as specified below), except to the extent these services are provided by an administrator or an accounting firm hired by the Fund.

     Under the Management Agreement with the Fund, the Advisor receives a monthly advisory fee at the annual rate of 0.65% of the average weekly net assets of the Fund. Since the Advisor's fee is based on the average weekly net assets of the Fund, the Advisor will benefit from any increase in the Fund's net assets resulting from the Offer. It is not possible to state precisely the amount of additional compensation the Advisor will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, based on the estimated proceeds from the Offer, assuming all the Rights are exercised in full for the Subscription Price of $ per share, the Advisor would receive additional annual advisory fees of
approximately $          as a result of the increase in average weekly net
assets under management over the Fund's current net assets under management, assuming no fluctuations in the value of Fund portfolio securities. In addition, the Board of Trustees of the Fund has approved, subject to shareholder approval, an amendment to the Fund's agreement with the Advisor under which the Fund would pay the Advisor a percentage of the earnings on the Fund's leverage in excess of the cost of such leverage. As a result, the Advisor may benefit from the intended addition of incremental leverage by the Fund after completion of the Offer.

     The Advisor places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Advisor may consider research and brokerage services furnished by such broker-dealers to the Advisor and its affiliates. In recognition of the research and brokerage services provided, the Advisor may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Advisor may consider sales of shares of certain other Colonial funds in selecting broker-dealers for portfolio security transactions.

YEAR 2000 COMPLIANCE

     The Advisor is actively coordinating, managing and monitoring Year 2000 readiness for the Fund. A central program office at the Advisor is working within the Advisor and with vendors who provide services, software and systems to the Fund to help ensure that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Advisor, are in the process of making Year 2000 modifications to their services, software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. The cost of these modifications will not affect the Fund. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value of the shares will be determined as of the close of regular trading on the NYSE (generally 4:00 p.m. New York City time) on the last business day of each week (generally Friday), and at such other times as the Fund may authorize. Net asset value is determined by dividing the value of the net assets of the Fund (for the purpose of determining the net asset value per share, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less the Fund's liabilities (including the outstanding principal amount of the Term Note and accrued but unpaid interest on the Term
Note)) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at current market value. Short term investments maturing in 60 days or less are valued at amortized cost when the Advisor determines, pursuant to procedures adopted by the Board of Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Board of Trustees.

                SHARE REPURCHASES; CONVERSION TO OPEN-END STATUS

REPURCHASE OF SHARES

     Shares of closed-end investment companies frequently trade at a discount from net asset value. The Board of Trustees regularly monitors the relationship between the Fund's market price and net asset value. If shares of the Fund were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its shares on the open market or the making of tender offers for such shares. Since commencement of the Fund's operations, no such open market purchases or tender offers have been made, and no assurances can be given that such actions will be taken in the future. The Fund may borrow money to finance the repurchase of shares, subject to compliance with the Asset Coverage Requirements, Section 18 of the 1940 Act and the other limitations described under "Investment Policies and Limitations--Investment Strategy--Additional Leverage." Shares may not be repurchased, however, (i) if applicable asset coverage requirements under the 1940 Act (i.e., 300% with respect to the Term Note and 200% with respect to preferred stock, if any) are not met or would not be met following such repurchase, (ii) when payments of principal of or interest on the Term Note are in default or (iii) if otherwise prohibited by applicable law.

     There can be no assurance that repurchases or tenders, if they were to occur, would result in the shares trading at a price which is equal to their net asset value. The Fund anticipates that the market price of the shares will usually vary from net asset value. The market price of the shares will be determined, among other things, by the relative demand for and supply of the shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. It should be recognized that any such acquisitions of shares would decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. Furthermore, any interest on borrowings to finance share repurchase transactions would reduce the Fund's net income.

CONVERSION TO OPEN-END STATUS

     The Fund's Board of Trustees may from time to time consider submitting to the holders of the shares at any time a proposal to convert the Fund to an open-end investment company and in connection therewith to redeem or otherwise retire the Term Note, as would be required upon such conversion by the 1940 Act. In determining whether to exercise its discretion to submit this issue to shareholders, the Board of Trustees would consider all factors then relevant, including the relationship of the market price of the shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between yields on lower rated securities in the Fund's portfolio and interest and dividend charges on senior securities and general market and economic conditions. In addition to any vote required by Massachusetts law, conversion of the Fund to an open-end investment company would require the affirmative vote of two-thirds of the shares entitled to be voted on the matter. This two-thirds vote requirement is higher than the vote required under the 1940 Act. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charges, if any, as might be in effect at the time of redemption. If the Fund converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the shares would no longer be listed on the NYSE. In the event the Fund converts to open-end status, the Fund would only be able to borrow through bank borrowings within certain limits and would not be allowed to have preferred stock. No assurance can be given that the Board will, at any time in the future, decide to submit a proposal to convert to open-end status to the shareholders of the Fund.

            DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

     It is the Fund's present policy, which may be changed by the Board of Trustees, to pay dividends of investment company taxable income (but not including short-term capital gains or "net capital gains," defined as the excess of net long-term capital gains over net short-term capital losses) on a monthly basis to holders of shares, and to distribute any net short-term capital gains and net capital gains annually. Under present law, if the Fund were to retain ordinary income or net capital gains, taxes would be imposed with respect to those amounts. There can be no assurance that the Fund will be able to maintain its current level of dividends, and the Fund may change the Fund's current level of dividends in response to market or other conditions. See "Risk Factors and Special Considerations--Dividends and Distributions." See also "Federal Taxation," "Description of Term Note--Restrictive Covenants" and "Description of Shares of Beneficial Interest--Dividends and Distributions" for a discussion of certain possible restrictions on the Fund's ability to declare dividends on the shares.

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional shares of the Fund by First Data Investor Services Group, Inc., as agent under the Plan (acting in such capacity, the "Plan Agent"), unless a shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee, or unless the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate (or whose brokers or nominees elect not to participate) in the Plan will be paid by check mailed directly to the record holder by the Plan Agent, as dividend paying agent.

     The Plan Agent will furnish each person who buys shares in the Offer with written information relating to the Plan. Included in such information will be procedures for electing to receive distributions in cash (or, in the case of shares held in the name of a broker or nominee who does not participate in the Plan, procedures for having such shares registered in the name of the shareholder so that such shareholder may participate in the Plan).

     If the Trustees of the Fund declare a dividend or capital gains distribution payable either in shares or in cash, as holders of shares may have elected, then nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares valued as set forth below. Whenever a market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants will be issued shares at the net asset value most recently determined as provided under "Determination of Net Asset Value" in this prospectus and in the Statement of Additional Information, or, if higher, at 95% of the market price. If the net asset value of the shares at such time exceeds the market price of shares at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares in the open market, on the NYSE or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares in the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in such accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions.

     The automatic reinvestment of dividends and capital gains distributions pursuant to the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid after written notice of the change sent to participants in the Plan at least 30 days before the record date for such dividend or capital gains distribution. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 1376, Boston, Massachusetts 02104.

                                FEDERAL TAXATION

     The following discussion offers only a brief outline of certain material federal income tax consequences of investing in shares of the Fund and is based on the federal income tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Investors should consult their own tax advisers for more detailed information and for information regarding the impact of state, local and foreign taxes upon such an investment. See the Statement of Additional Information for further discussion of federal income tax aspects of an investment in the Fund.

     The Fund has qualified and intends to continue to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. In order to maintain its status as a regulated investment company, the Fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.

     Fund distributions will be taxable to shareholders as ordinary income to the extent derived from the Fund's investment income and net short-term capital gains (that is, net capital gains from securities held for not more than a year). Distributions designated by the Fund as deriving from net capital gains on securities held for more than one year will be taxable to shareholders as such, regardless of how long such shareholder has held the shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

     Generally, gain recognized by a shareholder on the sale of Fund shares held for more than one year will be taxable as long-term capital gain subject to a maximum tax rate of 20%. See "Taxes--Federal Income Tax Treatment of Holders of Shares" in the Statement of Additional Information for more information regarding the capital gains tax rates applicable to capital gains or losses recognized upon the sale of shares. If a shareholder holds shares primarily for sale to customers in the ordinary course of business rather than for investment, any gain recognized on the sale of those shares would be taxable as ordinary income.

     Early in each calendar year the Plan Agent will notify each shareholder of the amount and tax status of distributions paid to such shareholder for the preceding year.

                  DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

GENERAL

     The Fund has an unlimited number of authorized shares of beneficial
interest, no par value. As of                , 1999,                shares were
outstanding. The Board of Trustees has the authority under the Agreement and Declaration of Trust to, and reserves the right to, issue shares from time to time. See "Description of Term Note--Restrictive Covenants" for certain restrictions. The shares issued are, or upon issuance will be, fully paid and nonassessable (although shareholders could, in certain circumstances, be liable for the obligations of the Fund to the extent set forth under "Shareholder Liability" in the Statement of Additional Information) and will have no preemptive rights or conversion rights. The Fund's shares are listed on the NYSE under the symbol "CIF."

DIVIDENDS AND DISTRIBUTIONS

     The Fund may not declare dividends or distributions or purchase or redeem any shares if, at the time of the declaration, purchase or redemption, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including the Term Note, would be less than 300% (or such higher percentage as may in the future be required by law) or asset coverage with respect to any senior securities of a class which is stock would be less than 200% (or such higher percentage as may in the future be required by law). See "Description of Term Note--Restrictive Covenants" for certain definitions relating to the foregoing restrictions. Under the Credit Agreement, the declaration of dividends or other distributions on or the purchase or the redemption of shares will be prohibited at any time payments of principal of or interest on the Term Note are in default.

LIQUIDATION RIGHTS

     Upon a liquidation, dissolution or winding up of the Fund (whether voluntary or involuntary), the holders of the shares will be entitled to participate equally in the remaining assets of the Fund. Neither a sale, lease or exchange of all or substantially all of the property and assets of the Fund nor a consolidation or merger of the Fund with or into any other corporation or business trust will be deemed to be a liquidation, dissolution or winding up of the Fund.

VOTING

     Holders of shares have voting rights of one vote per share. The Fund is required by the rules of the NYSE to hold annual meetings of shareholders. The most recent annual meeting of shareholders was held on [April 28, 1999]. The next annual meeting of shareholders is expected to be scheduled for
               , 2000.

CERTAIN PROVISIONS OF THE AGREEMENT AND DECLARATION OF TRUST

     The Board of Trustees is divided into three classes, each having a term of three years. Each year the term of one class expires. This may make more difficult a change in the Fund's management, and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In addition, the Agreement and Declaration of Trust provides that the affirmative vote or consent of two-thirds of the outstanding shares of the Fund is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. This two-thirds vote requirement is higher than the vote required under the 1940 Act.

                            DESCRIPTION OF TERM NOTE

GENERAL

     The Fund entered into a credit agreement dated as of June 12, 1996 with Bank of America Illinois pursuant to which the Fund issued a term note (the "Original Term Note") to Bank of America Illinois in the aggregate principal amount of $27,400,000, due in full on June 14, 1999 and bearing interest at the fixed annual rate of 7.33%. On May 19, 1998, the Fund entered into an Amended and Restated Credit Agreement (the "Credit Agreement") with Bank of America National Trust and Savings Association, successor by merger to Bank of America Illinois ("Bank of America"), pursuant to which the Fund issued a new term note (the "Term Note") to Bank of America in the aggregate principal amount of $44,900,000. The $27,400,000 borrowing (the "First Loan") under the Original Term Note was refinanced under the Term Note with the same maturity and interest rate. In addition, on May 19, 1998, the Fund borrowed under the Term Note the aggregate principal amount of $6,900,000 (the "Second Loan") from Bank of America, which amount is due in full on May 19, 2001 and bears interest at the fixed annual rate of 6.37%. On June 14, 1999, the First Loan was refinanced under the First Amendment to Credit Agreement with two term notes of $13,700,000 each, maturing on June 13, 2000 and June 13, 2002, respectively, with interest at the fixed annual rates of 6.17% and 6.84%, respectively (the "Third Loan" and the "Fourth Loan," respectively). On June 29, 1998, the Fund entered into a Second Amended and Restated Credit Agreement with Bank of America and borrowed under the Term Note an additional $9,200,000, which amount is due in full on June 29, 2001 and bears interest at
the fixed annual rate of 6.26% (the "Fifth Loan"). On                , 199 , the
Fund also borrowed under a Revolving Loan with Bank of America in the amount of $3,800,000, that is due in full on June 29, 2001 and bears interest at a fixed annual rate of 6.29% (the "Sixth Loan"). The combined weighted average interest rate of the $47,300,000 aggregate principal amount outstanding under the Term
Note is 6.42%. The issuance of any subsequent senior securities will be subject to compliance with the 1940 Act, including Section 18 thereof. Any such subsequent senior securities may have certain terms, including, but not limited to, those relating to interest rate, redemptions, repurchases and maturity which differ from the credit terms of the Term Note. The following summary of the principal terms of the Term Note and certain terms of the Credit Agreement is qualified in its entirety by reference to all provisions of the Credit Agreement, including the definitions therein of certain terms. A copy of the Credit Agreement has been incorporated by reference as an exhibit to the Fund's Registration Statement on Form N-2, of which this Prospectus forms a part.

INTEREST

     The Second Loan bears interest at the rate of 6.36% per annum from May 19, 1998 through and including May 19, 2001. Interest on the Second Loan is payable on May 19 and November 19 of each year, commencing November 19, 1998. The Second Loan will mature on May 19, 2001 if not repaid or redeemed prior to that date. The Third and Fourth Loans bear interest at the rates of 6.17% and 6.84% per annum, respectively, from June 14, 1999 through and including June 13, 2000 and June 13, 2002, respectively. Interest on the Third and Fourth Loans is payable on [June 13] and [December 13] of each year, commencing [December 13, 1999]. The Third and Fourth Loans will mature on June 13, 2000 and June 13, 2002 if not repaid or redeemed prior to that date. The Fifth Loan bears interest at the rate of 6.26% per annum from June 29, 1998 through and including June 29, 2001. Interest on the Fifth Loan is payable on [June 29] and [December 29] of each year, commencing [December 28, 1998]. The Fifth Loan will mature on June 29, 2001 if not repaid or redeemed prior to that date. The Sixth Loan bears interest at the rate of 6.29% per annum from [June 30, 1999] through and including June 29, 2001. Interest on the Sixth Loan is payable on [June 29] and [December 29] of each year, commencing on [December 29, 1999]. The Sixth Loan will mature on June 29, 2001 if not repaid or redeemed prior to that date.

REDEMPTION

     Each Loan is redeemable by the Fund prior to maturity upon the payment of certain prepayment penalties, as set forth in the Credit Agreement. The Term Note, the Revolving Loan or any loan under either may also be declared immediately due and payable by Bank of America or, in certain circumstances, may become immediately due and payable without such declaration. All redemptions of the Term Note, the Revolving Loan or any loan under either by the Fund will be at a price of 100% of the principal amount thereof, plus accrued interest to the date of redemption, plus applicable prepayment penalties, if any.

RANKING OF TERM NOTE

     The Term Note and the Revolving Loan will rank pari passu with all other existing and future senior indebtedness of the Fund and is senior to the shares. "Senior indebtedness" means the principal of and interest on and other amounts due on or in connection with any existing or future unsecured indebtedness of the Fund.

RESTRICTIVE COVENANTS

     Under the 1940 Act and the Credit Agreement, the Fund may not declare dividends or other distributions on the shares or purchase any shares if, at the time of the declaration or purchase, as applicable (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness, including the Term Note, would be less than 300% (or such higher percentage as may in the future be required by law). Under the Code, the Fund must, among other things, distribute at least 90% of its investment company taxable income each year in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, distributions and purchases may under certain circumstances impair the Fund's ability to maintain such qualification. See "Federal Taxation" and the

Statement of Additional Information. The Credit Agreement also restricts the Fund from investing more than 5% of the total assets of the Fund in a single issuer and requires the Fund to retain certain levels of cash and "cash equivalents" in its portfolio at all times.

     The asset coverage of a class of senior securities representing indebtedness, such as the Term Note or the Revolving Loan, is defined as the ratio of (i) the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, to (ii) the aggregate amount of senior securities representing indebtedness of the Fund. The asset coverage of a class of senior securities representing stock (see "Description of Shares of Beneficial Interest -- Dividends and Distributions") is defined as the ratio of
(i) the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, to (ii) the aggregate amount of senior securities representing indebtedness of the Fund, plus the aggregate of the liquidation preference of the senior securities representing stock. "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than stock) and evidencing indebtedness. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 300% and 200% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of the shares and for purposes of determining conformance with Asset Coverage Requirements, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination. The foregoing definitions reflect the provisions of the 1940 Act as in effect on the date hereof and are subject to change to the extent necessary to reflect changes in the 1940 Act, if any.

     The Credit Agreement contains a covenant limiting the Fund's ability to incur, assume, guarantee or otherwise become liable with respect to any indebtedness for money borrowed or issue preferred stock other than the Term Note [and the Revolving Loan], a limited amount of unsecured indebtedness to the Fund's Custodian and reverse repurchase agreements permitted by the Fund's investment restrictions. See the Statement of Additional Information.

                      CUSTODIAN, TRANSFER AGENT, DIVIDEND
                         DISBURSING AGENT AND REGISTRAR

     The Fund's securities and cash are held by The Chase Manhattan Bank, whose principal business address is 4 Chase MetroTech Center, Brooklyn, New York 11245, as custodian (the "Custodian") under a custodian contract.

     First Data Investor Services Group, Inc. serves as dividend disbursing agent, as agent under the Plan and as transfer agent and registrar for the shares.

                                 LEGAL OPINIONS

     The validity of the shares offered hereby will be passed upon for the Fund by Ropes & Gray, Boston, Massachusetts, which serves as counsel to the Fund. Certain matters will be passed on for the Dealer Manager by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois.

                            REPORTS TO SHAREHOLDERS

     The Fund will send unaudited semiannual and audited annual reports to its shareholders, including a list of investments held.

                                    EXPERTS

     The Financial Statements incorporated by reference in the Statement of Additional Information have been so incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. The address of Price Waterhouse LLP is 160 Federal Street, Boston, Massachusetts 02110.

                              FURTHER INFORMATION

     The Fund has filed with the Commission, Washington, D.C. 20549, a Registration Statement under the Securities Act with respect to the shares offered hereby. Further information concerning these securities and the Fund may be found in the Registration Statement, of which this prospectus constitutes a part, on file with the Commission. The Registration Statement may be inspected without charge at the Commission's office in Washington, D.C., and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission.

     The Fund is subject to the informational requirements of the 1934 Act and the 1940 Act, and in accordance therewith files reports and other information with the Commission. Such reports, proxy and information statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, Washington, D.C. 20549 and the Commission's regional offices, including offices at Seven World Trade Center, New York, New York 10048. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. Such reports and other information concerning the Fund may also be inspected at the offices of the NYSE. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference into this prospectus and the Statement of Additional Information, and reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. In addition, reports, proxy and information statements and other information concerning the Fund can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

                                                              PAGE
                                                              ----
Definitions.................................................    2
Investment Objective and Policies...........................    2
Fundamental Investment Policies.............................    2
Other Investment Policies...................................    3
Fund Charges and Expenses...................................    3
Management of the Fund......................................    7
Custodian...................................................    7
Independent Accountants.....................................    8
Incorporation of Financial Statements by Reference..........    8
Determination of Net Asset Value............................    8
Portfolio Transactions......................................    9
Miscellaneous Investment Practices..........................   10
Taxes.......................................................   23
Shareholder Liability.......................................   27

                                   APPENDIX A

                                  BOND RATINGS

THE FOLLOWING RATING SERVICES DESCRIBE RATED SECURITIES AS FOLLOWS:

MOODY'S INVESTORS SERVICE, INC.

BONDS

     Aaa -- Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

     A -- Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S

BONDS

     AAA -- Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A -- Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB-B-CCC-CC-C -- Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. 'BB' indicates the lowest degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

     B -- Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

     CCC -- Debt rated 'CCC' has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

     CC -- The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

     C -- The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     D -- Bonds rated 'D' are in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

================================================================================

     NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IF OTHER INFORMATION IS GIVEN OR OTHER REPRESENTATIONS ARE MADE, THEY MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISOR OR THE DEALER MANAGER. AT ANY TIME AFTER THE DATE OF THIS PROSPECTUS, THE INFORMATION IT CONTAINS MAY NO LONGER BE ACCURATE OR COMPLETE. HOWEVER, IF ANY MATERIAL CHANGE OCCURS WHILE THIS PROSPECTUS IS REQUIRED BY LAW TO BE DELIVERED, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDINGLY. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURITIES OTHER THAN THE FUND'S SHARES, AS DESCRIBED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY IN ANY CIRCUMSTANCES IN WHICH SUCH OFFER OR SOLICITATION IS UNLAWFUL.
                            ------------------------

                               TABLE OF CONTENTS

                                   PROSPECTUS

                                        PAGE
                                        ----
Prospectus Summary....................    3
Fee Table.............................    9
Financial Highlights..................   10
Capitalization at                ,
  1999................................   11
Information Regarding Senior
  Securities..........................   11
Trading and Net Asset Value
  Information.........................   12
The Fund..............................   13
The Offer.............................   14
Use of Proceeds.......................   23
Investment Policies and Limitations...   23
Risk Factors and Special
  Considerations......................   27
The Advisor...........................   30
Determination of Net Asset Value......   31
Share Repurchases; Conversion to Open-
  End Status..........................   32
Dividends and Distributions; Dividend
  Reinvestment Plan...................   32
Federal Taxation......................   34
Description of Shares of Beneficial
  Interest............................   34
Description of Term Note..............   35
Custodian, Transfer Agent, Dividend
  Disbursing Agent and Registrar......   37
Legal Opinions........................   37
Reports to Shareholders...............   37
Experts...............................   38
Further Information...................   38
Table of Contents of Statement of
  Additional Information..............   38
Appendix A............................   39

================================================================================

================================================================================

                                      SHARES OF BENEFICIAL
                             INTEREST ISSUABLE UPON
                             EXERCISE OF RIGHTS TO
                           SUBSCRIBE FOR SUCH SHARES



                             COLONIAL INTERMEDIATE
                                HIGH INCOME FUND


                         SHARES OF BENEFICIAL INTEREST



                         ------------------------------
                                   PROSPECTUS
                         ------------------------------


                           [                        ]
                            ------------------------

                                            , 1999




================================================================================
                                                                 IH-01/326F-0598

                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information ("SAI") contains information which may be useful to investors but which is not included in the Prospectus of Colonial Intermediate High Income Fund (the "Fund"). This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded
by the Prospectus of the Fund dated             , 1999. This SAI should be read
together with the Prospectus. Investors may obtain a free copy of the Prospectus
dated             , 1999 and the Annual Report dated October 31, 1998 from the
Information Agent for the Offer, Shareholder Communications Corporation, 17 State Street, 27th Floor, New York, New York 10004, Telephone (800) 733-8481, ext. 486.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Definitions.................................................    2
Investment Objective and Policies...........................    2
Fundamental Investment Policies.............................    2
Other Investment Policies...................................    3
Fund Charges and Expenses...................................    3
Management of the Fund......................................    9
Custodian...................................................   10
Independent Accountants.....................................   10
Incorporation of Financial Statements by Reference..........   10
Determination of Net Asset Value............................   10
Portfolio Transactions......................................   11
Miscellaneous Investment Practices..........................   12
Taxes.......................................................   25
Shareholder Liability.......................................   30

IH-16/

                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                      STATEMENT OF ADDITIONAL INFORMATION

                                  DEFINITIONS

       "Fund"                 Colonial Intermediate High Income Fund
       "Advisor"              Colonial Management Associates, Inc., the Fund's investment adviser
       "First Data"           First Data Investor Services Group, Inc., the Fund's
                              transfer agent, dividend disbursing agent, plan agent and
                              registrar

                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's Prospectus describes its investment objective and investment policies. This SAI includes additional information concerning, among other things, the investment policies of the Fund and information about certain securities and investment techniques that are described or referred to in the Prospectus or in which the Fund expects to engage. Except as indicated under "Fundamental Investment Policies," the Fund's investment policies are not fundamental and the Trustees may change the policies without shareholder approval.

                        FUNDAMENTAL INVESTMENT POLICIES

     The Investment Company Act of 1940, as amended (the "Act"), provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

     Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, an issuer is the entity whose revenues support the security.

     The Fund may:

          1. Issue senior securities or borrow money to the extent permitted by the Act;

          2.  Only own real estate acquired as a result of owning securities;

          3. Purchase and sell interest rate futures contracts, foreign currency forward or futures contracts, futures contracts on indexes of securities, and options relating to any of the foregoing;

          4. Underwrite securities issued by others only when disposing of portfolio securities;

          5. Make loans through lending of securities, through the purchase of debt instruments or similar evidences of indebtedness typically sold to financial institutions and through repurchase agreements; and

          6. Not concentrate more than 25% of its total assets in any one industry, or with respect to 75% of total assets purchase any security (other than obligations of the U.S. Government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

                           OTHER INVESTMENT POLICIES

     The following non-fundamental policies may be changed without shareholder approval:

     The Fund may not:

          1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

          2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

          3. Own securities of any company if the Fund knows that officers and Trustees of the Fund or officers or directors of the Advisor who individually own more than 0.5% of such securities together own more than 5% of such securities; and

          4. Invest in interests in oil, gas or other mineral exploration or development programs, including leases.

                           FUND CHARGES AND EXPENSES

     Under the Fund's management agreement, the Fund pays the Advisor a monthly fee based on the average weekly net assets of the Fund at the annual rate of 0.65%. In addition, the Board of Trustees of the Fund has approved, subject to shareholder approval, an amendment to the Fund's management agreement under which the Fund would pay the Advisor an amount equal to 20% of any excess of the earnings on the Fund's leverage over the interest payable on such leverage, and the Advisor's fee under the Fund's management agreement would be decreased by an amount equal to 20% of any excess of the interest payable on the Fund's leverage over the earnings on the Fund's leverage.

RECENT FEES PAID TO THE ADVISOR AND FIRST DATA (dollars in thousands)

                                                    YEAR ENDED OCTOBER 31
                                                 ----------------------------
                                                 1998        1997        1996
                                                 ----        ----        ----
Management fee.................................  $775        $680        $631
Bookkeeping fee................................    50          46          43
Transfer agent fee.............................    53          51          53

BROKERAGE COMMISSIONS

     The Fund did not pay any brokerage commissions for the fiscal years ended October 31, 1998, 1997 and 1996.

TRUSTEES AND OFFICERS

     The Trustees and officers of the Fund, their addresses, their ages and their principal occupations for at least the past five years are set forth below.

          NAME AND ADDRESS             AGE    POSITION WITH FUND           PRINCIPAL OCCUPATION
          ----------------             ---    ------------------           --------------------
Robert J. Birnbaum...................  71    Trustee               Consultant (formerly Special Counsel,
  313 Bedford Road                                                 Dechert Price & Rhoads from
  Ridgewood, NJ 07450                                              September, 1988 to December, 1993).
Tom Bleasdale........................  68    Trustee               Retired (formerly Chairman of the
  102 Clubhouse Drive #275                                         Board and Chief Executive Officer,
  Naples, FL 34105                                                 Shore Bank & Trust Company from
                                                                   1992-1993), is a Director of Empire
                                                                   Company Limited since June, 1995.

NAME AND ADDRESS                       AGE    POSITION WITH FUND           PRINCIPAL OCCUPATION
----------------                       ---    ------------------           --------------------
John V. Carberry*....................  51    Trustee               Senior Vice President of Liberty
  56 Woodcliff Road                                                Financial (formerly Managing
  Wellesley Hills, MA 02481                                        Director, Salomon Brothers
                                                                   (investment banking) from January,
                                                                   1988 to January, 1998).

Lora S. Collins......................  63    Trustee               Attorney (formerly Attorney, Kramer,
  1175 Hill Road                                                   Levin, Naftalis & Frankel from
  Southold, NY 11971                                               September, 1986 to November, 1996).

James E. Grinnell....................  69    Trustee               Private Investor since November,
  22 Harbor Avenue                                                 1988.
  Marblehead, MA 01945

Richard W. Lowry.....................  62    Trustee               Private Investor since August, 1987.
  10701 Charleston Drive
  Vero Beach, FL 32963

Salvatore Macera.....................  67    Trustee               Private Investor (formerly Executive
  26 Little Neck Lane                                              Vice President and Director of Itek
  New Seabury, MA 02649                                            Corporation (electronics) from 1975
                                                                   to 1981).

William E. Mayer*....................  58    Trustee               Partner, Development Capital, LLC
  500 Park Avenue, 5th Floor                                       (formerly Dean, College of Business
  New York, NY 10022                                               and Management, University of
                                                                   Maryland from October, 1992 to
                                                                   November, 1996, Dean, Simon Graduate
                                                                   School of Business, University of
                                                                   Rochester from October, 1991 to July,
                                                                   1992).

James L. Moody, Jr...................  67    Trustee               Retired (formerly Chairman of the
  16 Running Tide Road                                             Board, Hannaford Bros. Co. from May,
  Cape Elizabeth, ME 04107                                         1984 to May, 1997, and Chief
                                                                   Executive Officer, Hannaford Bros.
                                                                   Co. from May, 1973 to May, 1992).

John J. Neuhauser....................  55    Trustee               Dean, Boston College School of
  84 College Road                                                  Management since 1977.
  Chestnut Hill, MA 02467-3838

Thomas E. Stitzel....................  63    Trustee               Professor of Finance, College of
  2208 Tawny Woods Place                                           Business, Boise State University
  Boise, ID 83706                                                  (higher education); Business
                                                                   consultant and author.

Robert L. Sullivan...................  70    Trustee               Retired Partner, KPMG Peat Marwick
  45 San Katy Avenue                                               LLP.
  Siasconset, MA 02564

Anne-Lee Verville....................  53    Trustee               Consultant (formerly General Manager,
  359 Stickney Hill Road                                           Global Education Industry from 1994
  Hopkinton, NH 03229                                              to 1997, and President, Applications
                                                                   Solutions Division from 1991 to 1994,
                                                                   IBM Corporation (global education and
                                                                   global applications)).

NAME AND ADDRESS                       AGE    POSITION WITH FUND           PRINCIPAL OCCUPATION
----------------                       ---    ------------------           --------------------
Stephen E. Gibson....................  45    President             President of the Liberty Funds since
                                                                   June, 1998, Chairman of the Board
                                                                   since July, 1998, Chief Executive
                                                                   Officer and President since December
                                                                   1996 and Director, since July 1996 of
                                                                   the Advisor (formerly Executive Vice
                                                                   President from July, 1996 to
                                                                   December, 1996); Director, Chief
                                                                   Executive Officer and President of
                                                                   LFG since December, 1998 (formerly
                                                                   Director, Chief Executive Officer and
                                                                   President of The Colonial Group, Inc.
                                                                   (TCG) from December, 1996 to
                                                                   December, 1998); Assistant Chairman
                                                                   of Stein Roe & Farnham Incorporated
                                                                   (SR&F) since August, 1998 (formerly
                                                                   Managing Director of Marketing of
                                                                   Putnam Investments, June 1992 to
                                                                   July, 1996.)

J. Kevin Connaughton.................  34    Controller and Chief  Controller and Chief Accounting
                                             Accounting Officer    Officer of Liberty Funds since
                                                                   February, 1998; Vice President of the
                                                                   Advisor since February, 1998
                                                                   (formerly Senior Tax Manager, Coopers
                                                                   & Lybrand, LLP from April, 1996 to
                                                                   January, 1998; Vice President, 440
                                                                   Financial Group/First Data Investor
                                                                   Services Group from March, 1994 to
                                                                   April, 1996).

Timothy J. Jacoby....................  46    Treasurer and Chief   Treasurer and Chief Financial Officer
                                             Financial Officer     of Liberty Funds since October, 1996
                                                                   (formerly Controller and Chief
                                                                   Accounting Officer from October, 1997
                                                                   to February, 1998); Senior Vice
                                                                   President of the Advisor since
                                                                   September, 1996, Vice President,
                                                                   Chief Financial Officer and Treasurer
                                                                   since December, 1998 of LFG (formerly
                                                                   Vice President, Chief Financial
                                                                   Officer and Treasurer from July, 1997
                                                                   to December, 1998 of TCG); Senior
                                                                   Vice President of SR&F since August,
                                                                   1998 (formerly Senior Vice President,
                                                                   Fidelity Accounting and Custody
                                                                   Services from September, 1993 to
                                                                   September, 1996).

          NAME AND ADDRESS             AGE    POSITION WITH FUND           PRINCIPAL OCCUPATION
          ----------------             ---    ------------------           --------------------
Nancy L. Conlin......................  45    Secretary             Secretary of Liberty Funds since
                                                                   April, 1998 (formerly Assistant
                                                                   Secretary from July, 1994 to April,
                                                                   1998); Director, Senior Vice
                                                                   President, General Counsel, Clerk and
                                                                   Secretary of the Advisor since April,
                                                                   1998 (formerly Vice President,
                                                                   Counsel, Assistant Secretary and
                                                                   Assistant Clerk from July, 1994 to
                                                                   April, 1998), Vice President, General
                                                                   Counsel and Clerk of LFG since
                                                                   December, 1998 (formerly Vice
                                                                   President, General Counsel and Clerk
                                                                   of TCG from April, 1998 to December
                                                                   1998 (formerly Assistant Clerk from
                                                                   July, 1994 to April, 1998).
Joseph R. Palombo....................  46    Vice President        Vice President of the Funds since
                                                                   April, 1999; Executive Vice President
                                                                   and Director of the Advisor since
                                                                   April, 1999; Executive Vice President
                                                                   and Chief Administrative Officer of
                                                                   LFG since April, 1999; (formerly
                                                                   Chief Operating Officer, Putnam
                                                                   Mutual Funds from 1994 to 1998).

---------------

* A Trustee who is an "interested person" (as defined in the Act) of the Fund or the Advisor.

     The business address of the officers of the Fund is One Financial Center, Boston, Massachusetts 02111.

     The Trustees serve as trustees of all Liberty Funds, for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $7,500 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended. Two-thirds of the Trustee fees are allocated among the Liberty Funds based on each Fund's relative net assets, and one-third of the fees are divided equally among the Liberty Funds.

TRUSTEES' FEES

     For the fiscal year ended October 31, 1998, and the calendar year ended December 31, 1998, the Trustees received the following compensation for serving as Trustees(a):

                                                                         TOTAL COMPENSATION FROM FUND AND
                                         AGGREGATE COMPENSATION FROM   FUND COMPLEX PAID TO THE TRUSTEES FOR
                                           FUND FOR THE YEAR ENDED            THE CALENDAR YEAR ENDED
                TRUSTEE                       OCTOBER 31, 1998                 DECEMBER 31, 1998(B)
                -------                  ---------------------------   -------------------------------------
Robert J. Birnbaum(c)..................            $1,211                            $ 99,429
Tom Bleasdale(c).......................             1,236(d)                          115,000(e)
John V. Carberry.......................               N/A                                 N/A(f)(g)
Lora S. Collins(c).....................             1,188                              97,429
James E. Grinnell(c)...................             1,256(h)                          103,071
Richard W. Lowry(c)....................             1,195                              98,214
Salvatore Macera(i)....................                --                              25,250
William E. Mayer(c)....................             1,242                              99,286
James L. Moody, Jr.(c).................             1,289(j)                          105,857(k)
John J. Neuhauser(c)...................             1,285                             105,323

                                                                         TOTAL COMPENSATION FROM FUND AND
                                         AGGREGATE COMPENSATION FROM   FUND COMPLEX PAID TO THE TRUSTEES FOR
                                           FUND FOR THE YEAR ENDED            THE CALENDAR YEAR ENDED
TRUSTEE                                       OCTOBER 31, 1998                 DECEMBER 31, 1998(B)
-------                                  ---------------------------   -------------------------------------
Thomas E. Stitzel(i)...................                --                              25,250
Robert L. Sullivan(c)..................             1,285                             104,100
Anne-Lee Verville(c)(f)................               897(l)                           23,445(m)

---------------

(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.

(b) At December 31, 1998, the Fund Complex consisted of 56 open-end and 5 closed-end management investment company portfolios (together, the "Liberty Funds").

(c)  Elected by the shareholders of Liberty Variable Investment
     Trust on October 30, 1998.

(d) Includes $635 payable in later years as deferred compensation.

(e) Includes $52,000 payable in later years as deferred compensation.

(f) Elected by the trustees of the closed-end Liberty Funds on June 18, 1998 and by the shareholders of the open-end
     Liberty Funds on October 30, 1998.

(g) Does not receive compensation because he is an "interested person" of the Advisor and an employee of Liberty Financial.

(h) Includes $10 payable in later years as deferred compensation.

(i) Elected by the shareholders of the open-end Liberty funds on October 30, 1998, and by the trustees of the closed-end
     Liberty Funds on December 17, 1998.

(j) Total compensation of $1,289 payable in later years as deferred compensation.

(k)  Total compensation of $105,857 for the calendar year ended
     December 31, 1998 will be payable in later years as deferred compensation.

(l) Total compensation of $897 payable in later years as deferred compensation.

(m)  Total compensation of $23,445 for the calendar year ended
     December 31, 1998 will be payable in later years as deferred compensation.

     For the calendar year ended December 31, 1998, certain of the Trustees received the following compensation in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (together, Liberty All-Star Funds)(n).

                                                      TOTAL COMPENSATION FROM THE
                                              LIBERTY ALL-STAR FUNDS FOR THE CALENDAR YEAR
TRUSTEE                                                ENDED DECEMBER 31, 1998(O)
-------                                       --------------------------------------------
Robert J. Birnbaum..........................                    $25,000
John V. Carberry(p)(q)......................                        N/A
James E. Grinnell...........................                     25,000
Richard W. Lowry............................                     25,000
William E. Mayer(r).........................                     14,000
John J. Neuhauser(s)........................                     25,000

---------------

(n) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(o)  The Liberty All-Star Funds are advised by Liberty Asset
     Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Advisor).

(p) Does not receive compensation because he is an "interested person" of the Advisor and an employee of Liberty Financial.

(q)  Elected by the trustees/directors of the Liberty All-Star
     Funds on June 30, 1998.

(r)  Elected by the shareholders of the Liberty All-Star Equity
     Fund on April 22, 1998, and by the trustees of the Liberty
     All-Star Growth Fund, Inc. on December 17, 1998.

(s) Elected by the shareholders of the Liberty All-Star Funds on April 22, 1998.

OWNERSHIP OF THE FUND

     At             , 1999, the officers and Trustees of the Fund as a group
owned less than 1% of the outstanding shares of the Fund.

     At             , 1999, The Depository Trust Company (Cede & Co.), 7 Hanover
Square, New York, New York 10004, owned of record             shares
representing      % of the Fund's outstanding shares.

                             MANAGEMENT OF THE FUND

     The Advisor is the investment adviser to each of the Liberty Funds (except for Colonial Money Market Fund, Colonial Municipal Money Market Fund, Stein Roe Advisor Tax Managed Growth Fund, Stein Roe Advisor Tax Managed Value Fund, Colonial Utilities Fund, Colonial Global Utilities Fund, Newport Tiger Fund, Newport Tiger Cub Fund, Newport Japan Opportunities Fund, Newport Asia Pacific Fund, Newport Greater China Fund, The Crabbe Huson Special Fund, Crabbe Huson Small Cap Fund, Crabbe Huson Real Estate Fund, Crabbe Huson Equity Fund, Crabbe Huson Managed Income & Equity Fund, Crabbe Huson Oregon Fund, Crabbe Huson Contrarian Income Fund, Crabbe Huson Contrarian Fund and Liberty Variable Investment Trust, for each of which the Advisor serves as Administrator). The Advisor is a subsidiary of Liberty Funds Group LLC ("LFG"), One Financial Center, Boston, Massachusetts 02111. LFG is a direct subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a direct subsidiary of LFC Holdings, Inc., which in turn is a direct subsidiary of Liberty Mutual Equity Corporation, which in turn is a wholly-owned subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual"). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, Massachusetts 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, Massachusetts 02117.

     Under a Management Agreement (the "Agreement"), the Advisor has agreed to furnish the Fund with investment research and recommendations, and office space, equipment and other facilities at the Advisor's expense. For these services and facilities, the Fund pays a monthly fee equal, on an annual basis, to 0.65% of the average weekly net assets of the Fund (which, for the purposes of determining such fee, shall mean the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund). The Fund pays operating costs, including auditing, legal, administration, custodian, Trustees, shareholder services and transfer and dividend paying agent and registrar fees and expenses. In addition, the Board of Trustees of the Fund has approved, subject to shareholder approval, an amendment to the Fund's management agreement under which the Fund would pay the Advisor an amount equal to 20% of any excess of the earnings on the Fund's leverage over the interest payable on such leverage and the Advisor's fee under the Fund's management agreement would be decreased by an amount equal to 20% of any excess of the interest payable on the Fund's leverage over the earnings on the Fund's leverage.

     Under the Agreement, any liability of the Advisor to the Fund and its shareholders is limited to situations involving the Advisor's own willful misfeasance, bad faith, gross negligence or reckless disregard of duties.

     The Agreement may be terminated at any time on 60 days' notice by the Advisor or by the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund. The Agreement will automatically terminate upon any assignment thereof and will continue in effect after two years from the date of its execution only so long as such continuance is approved at least annually (i) by the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the Act) of the Advisor or the Fund, cast in person at a meeting called for the purpose of voting on such approval.

     The Advisor also provides the Fund with bookkeeping and pricing services, and for these services, the Fund pays the Advisor a monthly fee of $2,250 for the first $50 million of Fund assets, plus a monthly percentage fee at the following annual rates: .035% on the next $950 million; .025% on the next $1 billion; .015% on the next $1 billion; and .001% on the excess over $3 billion of the average net assets of the Fund for such month.

     The Advisor also acts as investment adviser to the other Colonial Funds (described under "Fund Charges and Expenses--Trustees' Fees"). Various officers and Trustees of the Fund also serve as officers, directors or trustees of other Funds advised by the Advisor and of other corporate or fiduciary clients of the Advisor. The other investment companies and clients advised by the Advisor may sometimes invest in securities and options in which the Fund will also invest. If the Fund, such other investment companies and such clients desire to buy or sell the same portfolio securities or options at about the same time, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices may have a detrimental effect on the price or volume of the securities or options as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions.

                                   CUSTODIAN

     The Chase Manhattan Bank (the "Custodian") is the Fund's custodian. The Custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends. The Custodian's address is 270 Park Avenue, New York, New York 10017-2070.

                            INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The address of PricewaterhouseCoopers LLP is 160 Federal Street, Boston, Massachusetts 02110. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectus have been so included, in reliance upon the report of PricewaterhouseCoopers LLP given on the authority of said firm as experts in accounting and auditing.

     The financial statements and Report of Independent Accountants appearing in the October 31, 1998 Annual Report are incorporated in this SAI by reference.

               INCORPORATION OF FINANCIAL STATEMENTS BY REFERENCE

     The Fund's Annual Report, which includes financial statements for the fiscal year ended October 31, 1998 and which either accompanies the Prospectus or has previously been provided to persons to whom the Prospectus has been sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included therein. Any statement contained in the Fund's Annual Report that was incorporated herein shall be deemed modified or superseded for purposes of the Prospectus or this SAI to the extent a statement contained in the Prospectus or this SAI varies from such statement. Any such statement so modified or superseded shall not, except as so modified or superseded, be deemed to constitute a part of the Prospectus or this SAI. The Information Agent for the Offer will furnish, without charge, a copy of its Annual Report, upon request to Shareholder Communications Corporation, 17 State Street, 27th Floor, New York, New York 10004, telephone (800) 733-8481, ext. 486, Monday through Friday from 9:00 a.m. to 5:00 p.m.

                        DETERMINATION OF NET ASSET VALUE

     Net asset value ("NAV") of the Fund's shares will be determined as of the close of regular trading on the Exchange (generally 4:00 p.m. New York City time) on the last Business Day of each week (generally Friday), and at such other times as the Fund may authorize. It will be determined by dividing the value of the net assets of the Fund (for the purpose of determining the net asset value per share, the value of the Fund's net assets shall be deemed to equal the value of the Fund's assets less the Fund's liabilities (including the outstanding principal amount of the Term Note and unpaid interest on the Term
Note)) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at current market value. Short term investments maturing in 60 days or less are valued at amortized cost when the Advisor determines, pursuant to procedures adopted by the Board of Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Board of Trustees.

     Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Advisor deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Options are valued at the last sale price or, in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined by the Advisor in good faith under the direction of the Fund's Trustees.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of regular trading on the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities, the values of certain securities (such as convertible bonds, U.S. government securities and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of regular trading on the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Fund's Trustees.

                             PORTFOLIO TRANSACTIONS

     The Advisor is responsible for decisions to buy and sell securities and other portfolio holdings for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Fixed-income securities are generally traded on a "net" basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security will likely include a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In placing orders for portfolio securities of the Fund, the Advisor is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable under the circumstances. In seeking the most favorable price and execution, the Advisor, having in mind the Fund's best interests, will consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Though the Advisor generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Advisor will consider research and investment services provided by brokers and dealers who effect or are parties to portfolio transactions with the Fund, the Advisor or the Advisor's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries. Such services are used by the Advisor in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, and the services furnished by such brokers may be used by the Advisor in providing investment management for the Fund. Commission rates are established pursuant to negotiations based on the quality and quantity of execution services provided by the broker or dealer in light of generally prevailing rates. The management fee paid by the Fund will not be reduced because the Advisor and/or other clients receive such services. The allocation of orders and the commission rates paid by the Fund will be reviewed periodically by the Board of Trustees.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Advisor may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Advisor, an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     For the fiscal years ended October 31, 1996, 1997 and 1998, the Fund paid no brokerage commissions for the execution of portfolio transactions. The rate of portfolio turnover for each of the fiscal years ended October 31, 1996, 1997 and 1998 was 92%, 92% and 69%, respectively.

                       MISCELLANEOUS INVESTMENT PRACTICES

SHORT-TERM TRADING

     In seeking the Fund's objective, the Advisor will buy or sell portfolio securities whenever the Advisor believes it appropriate to do so. In deciding whether to sell a portfolio security, the Advisor does not consider how long the Fund has owned the security. From time to time the Fund will buy securities intending to seek short-term trading profits. A change in the securities held by the Fund is known as "portfolio turnover" and generally involves some expense to the Fund. This expense may include brokerage commissions or dealer markups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the Fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the Fund's investment policies, under certain market conditions the Fund's portfolio turnover rate may be higher than that of other investment companies. Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities -- excluding securities whose maturities at acquisition were one year or less. The Fund's portfolio turnover rate is not a limiting factor when the Advisor considers a change in the Fund's portfolio.

LOWER-RATED SECURITIES

     The Fund may invest all or any portion of its assets in lower-rated securities (commonly known as "high yield," high risk securities or "junk bonds"). The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value for such securities.

     Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group (or by any other nationally recognized securities rating organization) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. See Appendix A to the Prospectus for a description of security ratings.

     Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund's assets. Conversely, during periods of rising interest rates, the value of the Fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by recognized rating services in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.

     Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

     At times, a substantial portion of the Fund's assets may be invested in securities as to which the Fund, by itself or together with other Funds and accounts managed by the Advisor and its affiliates, holds all or a major portion of the securities outstanding. Although the Advisor generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. In order to enforce its rights in the event of a default under such securities, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value.

     Certain securities held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. The Fund may invest without limit in such bonds.

     Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero coupon and payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the Fund to liquidate investments in order to satisfy its dividend distribution requirements.

     To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Advisor's investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

PRIVATE PLACEMENTS

     The Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Advisor believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

STEP COUPON BONDS (STEPS)

     The Fund may invest in debt securities which do not pay interest for a stated period of time and then pay interest at a series of different rates for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities are subject to the volatility risk of zero coupon bonds for the period when no interest is paid.

TENDER OPTION BONDS

     A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Advisor will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

PAY-IN-KIND (PIK) SECURITIES

     The Fund may invest in securities which pay interest either in cash or additional securities at the issuer's option. These securities are generally high yield securities and in addition to the other risks associated with investing in high yield securities are subject to the risks that the interest payments, which consist of additional securities, will also be subject to the risks of high yield securities.

MONEY MARKET INSTRUMENTS

     The Fund may invest in short-term money market instruments as follows:
Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposit are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs.

SECURITIES LOANS

     The Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to the Fund an amount equal to any dividends or interest received on securities loaned. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise voting rights on any matters materially affecting the investment. The Fund may also call such loans in order to sell the securities.

FORWARD COMMITMENTS

     The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund sets aside, on the books and records of its custodian, liquid assets in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. In the case of to-be-announced ("TBA") purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a contract, with the actual principal amount being within a specified range of the estimate. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if the Advisor deems it appropriate to do so. The Fund may realize short-term profits or losses on the sale of forward commitments.

     The Fund may enter into TBA sale commitments to hedge its portfolio positions or to sell securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week), subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The Advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund may transfer uninvested cash balances into a joint account, along with cash of other Colonial Funds and certain other accounts. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

OPTIONS ON SECURITIES

     WRITING COVERED OPTIONS. The Fund may write covered call options and covered put options on optionable securities held in its portfolio, when in the opinion of the Advisor such transactions are consistent with the Fund's investment objective and policies. Call options written by the Fund give the purchaser the right to buy the underlying securities from the Fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the Fund at a stated price.

     The Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the Fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the Fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The Fund may write combinations of covered puts and calls on the same underlying security.

     The Fund will receive a premium from writing a put or call option, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

     The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. If the Fund writes a call option but does not own the underlying security, and when it writes a put option, the Fund may be required to deposit cash or securities with its broker as "margin," or collateral, for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the Fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

     PURCHASING PUT OPTIONS. The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

     PURCHASING CALL OPTIONS. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

RISK FACTORS IN OPTIONS TRANSACTIONS

     The successful use of the Fund's options strategies depends on the ability of the Advisor to forecast interest rate and market movements correctly. For example, if the Fund were to write a call option based on the Advisor's expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Advisor's expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

     When the Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option's expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by the Fund in the underlying security, since the Fund will not realize a loss if the security's price does not change.

     The effective use of options also depends on the Fund's ability to terminate option positions at times when the Advisor deems it desirable to do so. There is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price.

     If a secondary market in options were to become unavailable, the Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt its normal operations.

     A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

     Disruptions in the markets for the securities underlying options purchased or sold by the Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option's expiration.

     Foreign-traded options are subject to many of the same risks presented by foreign securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

FUTURES CONTRACTS AND RELATED OPTIONS

     Subject to applicable law, the Fund may invest without limit in the types of futures contracts and related options identified in the Prospectus for hedging and non-hedging purposes, such as to manage the effective duration of the Fund's portfolio or as a substitute for direct investment. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

     Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. If the Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss is unlimited. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss. In general, 40% of the gain or loss arising from the closing out of a futures contract traded on an exchange approved by the CFTC is treated as short-term gain or loss, and 60% is treated as long-term gain or loss.

     Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of liquid assets. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

     Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment based on that increase in value. Conversely, when the Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

     The Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a position then currently held by the Fund. The Fund may close its positions by taking opposite positions which will operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     The Fund does not intend to purchase or sell futures or related options for other than hedging purposes if, as a result, the sum of the initial margin deposits on the Fund's existing futures and related options positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Fund's net assets.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The Fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

     As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

     The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements, similar to those described above in connection with the discussion of futures contracts.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. Successful use of futures contracts by the Fund is subject to the Advisor's ability to predict movements in various factors affecting securities markets, including interest rates. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

     The use of options and futures strategies also involves the risk of imperfect correlation among movements in the prices of the securities underlying the futures and options purchased and sold by the Fund, of the options and futures contracts themselves, and, in the case of hedging transactions, of the securities which are the subject of a hedge.

     There is no assurance that higher than normal trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

     To reduce or eliminate a position held by the Fund, the Fund may seek to close out such position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options, (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities, (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume, or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     U.S. TREASURY SECURITY FUTURES CONTRACTS AND OPTIONS. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

     Successful use of U.S. Treasury security futures contracts by the Fund is subject to the Advisor's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if the Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund would be likely to lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

     There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if the Fund has hedged against a decline in the values of high yield corporate securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of its high yield corporate securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the high yield corporate securities held in its portfolio.

     INDEX FUTURES CONTRACTS. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. The Fund may also purchase and sell options on index futures contracts.

     There are several risks in connection with the use by the Fund of index futures. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

     Successful use of index futures by the Fund is also subject to the Advisor's ability to predict movements in the direction of the market. For example, it is possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Advisor may still not result in a profitable position over a short time period.

     OPTIONS ON INDEX FUTURES. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

OPTIONS ON INDICES

     As an alternative to purchasing call and put options on index futures, the Fund may purchase and sell call and put options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.

INDEX WARRANTS

     The Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant. If the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were not to exercise an index warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

     The Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of the Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although the Fund will normally invest only in exchange-listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit the Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

FOREIGN INVESTMENTS

     The Fund may invest in securities of foreign issuers that are not actively traded in U.S. markets. These foreign investments involve certain special risks described below.

     Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

     In addition, the Fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

     Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

     The risks described above, including the risks of nationalization or expropriation of assets, are typically increased in connection with investments in "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative.

     In addition, unanticipated political or social developments may affect the value of the Fund's investments in emerging markets and the availability to the Fund of additional investments in these markets. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund's investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

     Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

FOREIGN CURRENCY TRANSACTIONS

     The Fund may engage without limit in currency exchange transactions, including purchasing and selling foreign currency, foreign currency options, foreign currency forward contracts and foreign currency futures contracts and related options, to protect against uncertainty in the level of future currency exchange rates. In addition, the Fund may write covered call and put options on foreign currencies for the purpose of increasing its current return.

     Generally, the Fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is earned, and the date on which such payments are made or received.

     The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. If conditions warrant, for transaction hedging purposes the Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. In addition, for transaction hedging purposes the Fund may also purchase or sell exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

     For transaction hedging purposes the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives the Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives the Fund the right to purchase the currency at the exercise price until the expiration of the option.

     The Fund may engage in position hedging to protect against a decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the currency in which the securities the Fund intends to buy are denominated, when the Fund holds cash or short-term investments). For position hedging purposes, the Fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts and options on foreign currency futures contracts and on foreign currencies on exchanges or in over-the-counter markets. In connection with position hedging, the Fund may also purchase or sell foreign currency on a spot basis.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

     The Fund may seek to increase its current return or to offset some of the costs of hedging against fluctuations in current exchange rates by writing covered call options and covered put options on foreign currencies. The Fund receives a premium from writing a call or put option, which increases the Fund's current return if the option expires unexercised or is closed out at a net profit. The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. See "Risk Factors in Options Transactions" above.

     The Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Advisor will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the Fund. Cross hedging transactions by the Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

     The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces.

     The value of a foreign currency option, forward contract or futures contract reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, forward contracts and futures contracts, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     The decision as to whether and to what extent the Fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the Fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the Fund will engage in foreign currency exchange transactions at any given time or from time to time.

     CURRENCY FORWARD AND FUTURES CONTRACTS. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the Fund intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

     FOREIGN CURRENCY OPTIONS. In general, options on foreign currencies operate similarly to options on securities and are subject to many of the risks described above. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies are also listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Community's European Monetary System.

     The Fund will only purchase or write foreign currency options when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

     SETTLEMENT PROCEDURES. Settlement procedures relating to the Fund's investments in foreign securities and to the Fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Fund's domestic investments. For example, settlement of transactions involving foreign securities or foreign currencies may occur within a foreign country, and the Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations.

     FOREIGN CURRENCY CONVERSION. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RULE 144A SECURITIES

     The Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (the "1933 Act"). That Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. In some instances, these investments may be less liquid (and consequently harder to value) than securities that were issued in a public offering.

                                     TAXES

     The following discussion offers only a brief outline of the federal income tax consequences of investing in the Fund's shares. Potential investors should consult their own tax advisers for more detailed information regarding the impact of federal, state, local and foreign taxes upon such an investment.

FEDERAL INCOME TAX TREATMENT OF THE FUND

     The Fund has elected and has qualified and intends to continue to qualify to be treated as a regulated investment company under the Internal Revenue Code. To qualify as a regulated investment company, the Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities, or options and futures with respect to stock or securities) and other income derived with respect to its business of investing in such stocks, securities or currencies (including, but not limited to, gains from options, futures and forward contracts); and

(b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuers and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuers) and
(ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

     As a regulated investment company, in any fiscal year with respect to which the Fund distributes at least 90% of its investment company taxable income (which includes, among other items, dividends and interest but excludes net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses [and capital loss carryovers from prior years, if any])), the Fund (but not its shareholders) generally will be relieved of U.S. federal income tax on its net investment income and net capital gains that it distributes to shareholders. To the extent the Fund retains its net capital gains for investment, it will be subject under current tax rates to a federal income tax at a maximum effective rate of 35% on the amount retained. See "Federal Income Tax Treatment of Holders of Shares" below. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund. To avoid this tax, the Fund must distribute, or be deemed to have distributed, during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. See "Risk Factors and Special Considerations--Dividends and Distributions" in the Prospectus.

     If in any taxable year the Fund fails to qualify as a regulated investment company under the Internal Revenue Code, the Fund will be taxed in the same manner as an ordinary corporation, and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of the failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends (eligible for the corporate dividends-received deduction, subject to certain requirements) which are taxable to shareholders as ordinary income, even though the gains generating those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. In addition, in order to requalify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gain, pay substantial taxes and interest, and make certain distributions.

     If the Fund does not meet the asset coverage requirements of the Act, it will be required to suspend distributions to the holders of shares until the asset coverage is restored. See "Description of Shares of Beneficial Interest--Dividends and Distributions" in the Prospectus. Such a suspension of distributions might prevent the Fund from meeting the 90% distribution requirement, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability or a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

     Upon any failure to meet the asset coverage requirements of the Act, the Fund intends to repurchase or redeem the Term Note in order to maintain or restore the requisite asset coverage and avoid failing to remain qualified as a regulated investment company. The determination to repurchase or redeem the Term Note will be made in the sole discretion of the Fund. Furthermore, the Fund will be required to make mandatory partial redemptions of the Term Note that in the event its failure to maintain Act Asset Coverage is not cured in a timely manner. See "Description of Term Note--Restrictive Covenants" in the Prospectus.

     Use of the Fund's cash to repurchase or redeem the Term Note may adversely affect the Fund's ability to satisfy the 90% distribution requirement, which is required to qualify for taxation as a regulated investment company. In order to fund repurchases or redemptions of the Term Note, the Fund may have to sell assets (including assets that the Fund otherwise would have continued to hold) and any income generated by such sales will be included in the Fund's income that is subject to the distribution requirements described above. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of the Term Note might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the facts and circumstances.

     The Fund's portfolio may include zero coupon bonds. Zero coupon bonds are original issue discount bonds which pay no current interest. Original issue discount is the excess (if any) of the stated redemption price at maturity of a debt instrument over the issue price of the instrument. Original issue discount on a taxable obligation is required to be currently included in the income of the holder of the obligation generally on a constant interest rate basis resembling the economic accrual of interest. The tax basis of the holder of an original issue discount debt instrument is increased by the amount of original issue discount thereon properly included in the holder's gross income as determined for federal income tax purposes. Current inclusion in gross income of original issue discount on a taxable debt instrument is required, even though no cash is received at the time the original issue discount is required to be included in gross income. Because such income may not be matched by a corresponding receipt of cash by the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make required distributions to the holders of shares.

     The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Internal Revenue Code (including constructive sale, mark-to-market, straddle, wash sale and short sale rules) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of the positions in its portfolio (i.e, treat them as if they were disposed of at their fair market value at the close of the taxable year) which may cause the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements described above for avoiding income and excise taxes. The Fund will monitor its transactions and will make the appropriate tax elections and appropriate entries in its books and records when it acquires any foreign currency, option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

     The Fund may acquire stock of a "passive foreign investment company" (a "PFIC"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive income or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on shares of PFIC stock or of any gain from the disposition of such stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's taxable income and, accordingly, will not be taxable to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gains, even if such amounts are not distributed to the Fund. These amounts likely would have to be distributed to satisfy the requirements for avoiding income and excise taxes. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements.

     As an alternative to making the above-described election to treat the PFIC as a qualified electing fund, the Fund may make an election to annually mark-to-market certain publicly traded PFIC stock (a "PFIC Mark-to-Market Election"). "Marking-to-Market," in this context, means recognizing as ordinary income (and, to a limited extent, loss) each year an amount equal to the difference between the Fund's adjusted tax basis in such PFIC stock and its fair market value. The PFIC Mark-to-Market Election applies to the taxable year for which made and to all subsequent taxable years, unless the PFIC stock ceases to be publicly traded or the Internal Revenue Service consents to revocation of the election. By making the PFIC Mark-to-Market Election, the Fund could ameliorate the adverse tax consequences arising from its ownership of PFIC stock, but in any particular year may be required to recognize income in excess of the distributions it receives from the PFIC and proceeds from the dispositions of PFIC stock.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF SHARES

     For any period during which the Fund qualifies as a regulated investment company for federal income tax purposes, dividends paid out of the Fund's net investment income and short-term capital gains to holders of shares will be taxable as ordinary income. It is expected that dividends paid to by corporate shareholders will not be eligible for the dividends received deduction. Distributions of net capital gains designated by the Fund as "capital gain dividends," if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares. See the discussion below for a summary of the capital gains rates applicable to capital gain dividends. Capital gain dividends are not eligible for the corporate dividends received deduction. Dividends and distributions of capital gain dividends will be taxable to shareholders as if actually distributed, even if they are reinvested in additional shares of the Fund. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.

     Generally, dividends paid by the Fund are treated as received in the taxable year in which the distribution is made; however, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as received on December 31 of the year in which declared.

     Any distribution by the Fund to a holder of shares not made out of the Fund's current or accumulated earnings and profits will be treated as a return of capital to such holder of shares, will reduce the basis of each share or shares with respect to which it is distributed and will be subject to tax as capital gain to the extent that the distribution exceeds the basis of the share or shares with respect to which it is distributed. Potential investors should carefully consider the tax implications of buying shares just prior to a distribution, as the price of shares purchased at this time may reflect the amount of the forthcoming distribution which will, except in unusual circumstances, be taxable when received.

     In the event the Fund retains any net capital gains, it may designate such retained amounts as undistributed capital gains in a notice to its shareholders. In the event such a designation is made, the Fund will be subject to tax at a 35% rate on the undistributed amounts and shareholders subject to U.S. federal income tax will be required to include in income, as long-term capital gains, their proportionate share of such undistributed amounts, but will be allowed a credit or refund, as the case may be, for their proportionate share of the 35% tax paid by the Fund. If the designation is made, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder will be increased by an amount equal to the difference between (i) the amount included in such shareholder's income as long-term capital gains and (ii) such shareholder's proportionate share of the tax paid by the Fund.

     After the close of each taxable year, the Fund will notify its shareholders of the amounts of dividends and capital gain dividends paid (or deemed paid) in such taxable year, and undistributed capital gains designated for that year. The information regarding capital gain dividends and undistributed capital gains will designate the portion thereof subject to the different maximum rates of tax applicable to non-corporate taxpayers' net capital gain as discussed below.

     The Internal Revenue Code allows certain miscellaneous itemized deductions by individuals, including deductions of investment expenses, only to the extent the aggregate of such deductions exceeds 2% of an individual's adjusted gross income as determined for federal income tax purposes. The Internal Revenue Code and the regulations promulgated thereunder treat such expenses incurred by a regulated investment company as being indirectly incurred by its shareholders. Shareholder expenses indirectly incurred through publicly offered regulated investment companies are exempted from the application of the 2% floor. Thus, the limitation will not apply with respect to indirect deductions through the Fund. Shareholders of the Fund that are corporations are not subject to the 2% floor with respect to their expenses indirectly incurred through the Fund.

     If the Fund suffers a net taxable loss in any taxable year, its shareholders will not be permitted to utilize that loss in their tax returns.

     Generally, gain recognized by a shareholder on the sale of shares held for more than one year will be taxable as long-term capital gain. If a shareholder holds shares primarily for sale to customers in the ordinary course of business rather than for investment, any gain recognized on the sale of those shares would be taxable as ordinary income. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the date on which shares are disposed. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss recognized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares. Shareholders who acquire shares on multiple dates should consult their tax advisers to determine how to allocate the cost of shares for basis purposes.

     The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Shareholders should consult their own tax advisors regarding the availability and effect of a certain tax election to mark-to-market shares of the Fund held on January 1, 2001. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations. The tax rates for capital gains described above will apply to distributions of capital gain dividends by the Fund as well as to sales and exchanges of shares in the Fund.

     In general, federal withholding taxes at a 30% rate or a lower rate established by treaty will apply to distributions to shareholders (except to those distributions designated by the Fund as capital gain dividends) that are nonresident aliens or foreign partnerships, trusts or corporations to the extent that such income is not "effectively connected" with a U.S. trade or business carried on by such shareholders.

     The U.S. Treasury Department and the Internal Revenue Service recently issued Treasury regulations, generally effective for payments made after December 31, 2000, concerning the withholding of tax and reporting for certain amounts paid to nonresident aliens and foreign corporations (the "Final Withholding Regulations"). Among other things, the Final Withholding Regulations may require shareholders that are not United States persons within the meaning of the Internal Revenue Code to furnish new certification of their foreign status after December 31, 2000. Investors should consult their tax advisers concerning the applicability and effect of the Final Withholding Regulations on an investment in shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold for U.S. federal income taxes 31% of all taxable distributions paid to shareholders who (i) fail to provide the Fund with their correct taxpayer identification number, (ii) fail to make required certifications or (iii) have been notified or with respect to whom the Fund has been notified by the U.S. Internal Revenue Service that distributions to such shareholder are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

OTHER TAXATION

     Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the federal, state, local or foreign tax consequences to them of an investment in shares of the Fund.

                             SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust of the Fund (the "Declaration") disclaims shareholder liability for acts or obligations of the Fund and requires that a notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (1)  Financial Statements:

                    Included in Part A

                    Fee Table
                    Financial Highlights


                    Included in Part B

                    Incorporated by reference into Part B are the financial statements contained in the Registrant's Annual Report dated October 31, 1998 (which were previously filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of 1940 - Accession Number: 0000950156-99-000028):

                    The Financial Statements contained in the Registrant's Annual Report are as follows:

                    Investment portfolio, October 31, 1998; Statement of assets and liabilities, October 31, 1998; Statement of operations, October 31, 1998; Statement of changes in net assets, Years ended October 31, 1997 & 1998; Notes to Financial Statements; Financial Highlights; Report of Independent Accountants

     (2)  Exhibits

               (a)(1)        Agreement and Declaration of Trust (1)
               (a)(2)        Amendment No. 1 to Agreement and Declaration of
                             Trust (1)
               (b)           By-Laws, as amended (1)
               (c)           Not applicable
               (d)(1) Form of specimen share certificate for Shares of Beneficial Interest, without par value (1)
               (d)(2)        Form of Subscription Certificate (2)
               (d)(3)        Form of Notice of Guaranteed Delivery
               (d)(4)        Form of Nominee Holder Over-Subscription Exercise
                             Form
               (d)(5)        Form of Beneficial Owner Listing Certification
               (e)           Dividend Reinvestment Plan (1)
               (f)           Not applicable
               (g) Management Agreement with Colonial Management Associates, Inc. (1)
               (h)           Form of Dealer Manager Agreement with
                             PaineWebber Incorporated (2)

               (i)           Not applicable
               (j)(1) Custody Agreement with The Chase Manhattan Bank (incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 13 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 & 811-6529, filed with the Commission on October 27, 1997)

               (k)(1)        Transfer Agency and Registrar Agreement (3)
               (k)(1)(a) Amendment No 1. to Transfer Agency and Registrar Agreement (3)
               (k)(1)(b) Consent to Assignment to TBC Shareholders Services Inc.(now known as First Data Investor Services Group, Inc.)(3)
               (k)(2) Pricing and Bookkeeping Agreement with Colonial Management Associates, Inc. (1)
               (k)(3)        Credit Line Agreement with Bank of America
                             Illinois (1)
               (k)(4)        Form of Subscription Agent Agreement with
                             First Data Investor Services Group, Inc. (2)
               (k)(5) Form of Information Agent Agreement with Shareholder Communications Corporation (2)
               (l)           Opinion of counsel (including consent of
                             counsel) (2)
               (m)           Not applicable
               (n)           Consent of independent accountants (2)
               (o)           Not applicable
               (p)           Not applicable
               (q)           Not applicable
--------------------------------
(1)   Filed with the Securities and Exchange Commission on April 15, 1998.

(2)   To be filed by Amendment.

(3)   Filed with the Securities and Exchange Commission on May 18, 1998.

Item 25.       Marketing Arrangements.
               See Exhibit (h) of Item 24(2) of this Registration Statement.

Item 26.       Other Expenses of Issuance and Distribution
               The following table sets forth the expenses to be incurred in connection with the Offer described in this Registration
               Statement:

               Registration fees                                           $
               National Association of Securities Dealers, Inc. Fees
               New York Stock Exchange listing fee
               Printing (other than stock certificates)
               Accounting fees and expense
               Legal fees and expenses
               Dealer Managers' expense reimbursement
               Information Agent fees and expenses
               Subscription Agent fees and expenses
               Miscellaneous
                                                                           ----------
                    Total
                                                                           ==========


Item 27.       Persons controlled by or under Common Control with Registrant.
               None

Item 28.       Number of Holders of Securities
                                                        Number of Record Holders
               Title of Class                           as of July 31, 1999
               --------------                           ------------------------

               Shares of Beneficial Interest                     1,198

Item 29.       Indemnification
               The Agreement and Declaration of Trust, as amended, filed as Exhbit(a)(1) to this Registration Statement provides for Indemnification to each of the Registrant's Trustees and officers against all liabilities and expenses incurred in acting as Trustee or officer, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustees and officers.

               Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issued.

               The Registrant, Colonial Management Associates, Inc. and their respective trustees, directors and officers are insured by a directors and officers/errors and omissions liability policy.

Item 30.       Business and Other Connections of Investment Adviser

               The following sets forth business and other connections of each director and officer of Colonial Management Associates, Inc. (see next page):

Registrant's investment advisor/administrator, Colonial Management Associates, Inc. ("Colonial"), is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). Colonial Advisory Services, Inc. ("CASI"), an affiliate of Colonial, is also registered as an investment advisor under the 1940 Act. As of the end of the fiscal year, December 31, 1998, CASI had four institutional, corporate or other accounts under management or supervision, the total market value of which was approximately $227 million. As of the end of the fiscal year, December 31, 1998, Colonial was the investment advisor, sub-advisor and/or administrator to 57 mutual funds, including funds sub-advised by Colonial, the total market value of which investment companies was approximately $18,950.90 million. Liberty Funds Distributor, Inc., a subsidiary of Colonial Managemen Associates, Inc., is the principal underwriter and the national distributor of all of the funds in the Liberty Mutual Funds complex, including the Registrant.

     The following sets forth the business and other connections of each director and officer of Colonial Management Associates, Inc.:

(1)                      (2)             (3)                                    (4)
Name and principal
business
addresses*               Affiliation
of officers and          with            Period is through 06/30/99.  Other
directors of             investment      business, profession, vocation or
investment adviser       adviser         employment connection                  Affiliation
------------------       ----------      --------------------------------       -----------
Allard, Laurie           V.P.

Archer, Joseph A.        V.P.

Ballou, William J.       V.P.,           Liberty Funds Trust I through IX       Asst. Sec.
                         Asst.           Colonial High Income Municipal Trust   Asst. Sec.
                         Sec.,           Colonial InterMarket Income Trust I    Asst. Sec.
                         Counsel         Colonial Intermediate High Income
                                           Fund                                 Asst. Sec.
                                         Colonial Investment Grade Municipal
                                           Trust                                Asst. Sec.
                                         Colonial Municipal Income Trust        Asst. Sec.
                                         AlphaTrade Inc.                        Asst. Clerk
                                         Liberty Funds Distributor, Inc.        Asst. Clerk
                                         Liberty Financial Advisers, Inc.       Asst. Sec.
                                         Liberty Funds Group LLC                Asst. Sec.
                                         Liberty Variable Investment Trust      Asst. Sec.
                                         Liberty All-Star Equity Fund           Asst. Sec.
                                         Liberty All-Star Growth Fund, Inc.     Asst. Sec.

Barron, Suzan M.         V.P.,           Liberty Funds Trust I through IX       Asst. Sec.
                         Asst.           Colonial High Income Municipal Trust   Asst. Sec.
                         Sec.,           Colonial InterMarket Income Trust I    Asst. Sec.
                         Counsel         Colonial Intermediate High Income
                                           Fund                                 Asst. Sec.
                                         Colonial Investment Grade Municipal
                                           Trust                                Asst. Sec.
                                         Colonial Municipal Income Trust        Asst. Sec.
                                         AlphaTrade Inc.                        Asst. Clerk
                                         Liberty Funds Distributor, Inc.        Asst. Clerk
                                         Liberty Financial Advisers, Inc.       Asst. Sec.
                                         Liberty Funds Group LLC                Asst. Sec.
                                         Liberty Variable Investment Trust      Asst. Sec.
                                         Liberty All-Star Equity Fund           Asst. Sec.
                                         Liberty All-Star Growth Fund, Inc.     Asst. Sec.

Barsketis, Ophelia       Sr.V.P.         Stein Roe & Farnham Incorporated       Snr. V.P.

Berliant, Allan          V.P.

Bissonnette, Michael     Sr.V.P.

Boatman, Bonny E.        Sr.V.P.;        Colonial Advisory Services, Inc.       Exec. V.P.
                         IPC Mbr.        Stein Roe & Farnham Incorporated       Exec. V.P.

Bunten, Walter           V.P.

Campbell, Kimberly       V.P.

Carnabucci, Dominick     V.P.

Carome, Kevin M.         Sr.V.P.;        Liberty Funds Distributor, Inc.        Assistant Clerk
                         IPC Mbr.        Liberty Funds Group LLC                Sr. V.P.;
                         General Counsel
                                         Stein Roe & Farnham Incorporated       General Counsel;
                                                                                Secretary
                                         Stein Roe Services, Inc.               Asst. Clerk

Carroll, Sheila A.       Sr.V.P.

Citrone, Frank, Jr.      Sr.V.P.

Conlin, Nancy L.         Sr. V.P.;       Liberty Funds Trust I through IX       Secretary
                         Sec.; Clerk     Colonial High Income Municipal Trust   Secretary
                         IPC Mbr.;       Colonial InterMarket Income Trust I    Secretary
                         Dir; Gen.       Colonial Intermediate High Income
                         Counsel           Fund                                 Secretary
                                         Colonial Investment Grade Municipal
                                           Trust                                Secretary
                                         Colonial Municipal Income Trust        Secretary
                                         Liberty Funds Distributor, Inc.        Dir.; Clerk
                                         Liberty Funds Services, Inc.           Clerk; Dir.
                                         Liberty Funds Group LLC                V.P.; Gen.
                                                                                Counsel and
                                                                                Secretary
                                         Liberty Variable Investment Trust      Secretary
                                         Colonial Advisory Services, Inc.       Dir.; Clerk
                                         AlphaTrade Inc.                        Dir.; Clerk
                                         Liberty Financial Advisors, Inc.       Dir.; Sec.
                                         Liberty All-Star Equity Fund           Secretary
                                         Liberty All-Star Growth Fund, Inc.     Secretary

Connaughton, J. Kevin    V.P.            Liberty Funds Trust I through VIII     CAO; Controller
                                         Liberty Variable Investment Trust      CAO; Controller
                                         Colonial High Income Municipal Trust   CAO; Controller
                                         Colonial Intermarket Income Trust I    CAO; Controller
                                         Colonial Intermediate High Income
                                           Fund                                 CAO; Controller
                                         Colonial Investment Grade Municipal
                                           Trust                                CAO; Controller
                                         Colonial Municipal Income Trust        CAO; Controller
                                         Liberty All-Star Equity Fund           Controller
                                         Liberty All-Star Growth Fund, Inc.     Controller
                                         Liberty Funds Trust IX                 Controller

Daniszewski, Joseph J.   V.P.

Dearborn, James          V.P.

Desilets, Marian H.      V.P.            Liberty Funds Distributor, Inc.        V.P.
                                         Liberty Funds Trust I through IX       Asst. Sec.
                                         Colonial High Income Municipal Trust   Asst. Sec.
                                         Colonial Intermarket Income Trust I    Asst. Sec.
                                         Colonial Intermediate High Income
                                           Fund                                 Asst. Sec.
                                         Colonial Investment Grade Municipal
                                           Trust                                Asst. Sec.
                                         Colonial Municipal Income Trust        Asst. Sec.

                                         Liberty Variable Investment Trust      Asst. Sec.
                                         Liberty All-Star Equity Fund           Asst. Sec.
                                         Liberty All-Star Growth Fund, Inc.     Asst. Sec.

DiSilva-Begley, Linda    V.P.            Colonial Advisory Services, Inc.       Compliance
                         IPC Mbr.                                               Officer

Eckelman, Marilyn        Sr.V.P.

Ericson, Carl C.         Sr.V.P.         Colonial Intermediate High Income
                         IPC Mbr.          Fund                                 V.P.
                                         Colonial Advisory Services, Inc.       Pres.; CEO
                                                                                and CIO

Evans, C. Frazier        Sr.V.P.         Liberty Funds Distributor, Inc.        Mng. Director

Feloney, Joseph L.       V.P.            Colonial Advisory Services, Inc.       Asst. Treas.
                         Asst. Tres.     Liberty Funds Group LLC                Asst. Treas.

Finnemore, Leslie W.     Sr.V.P.         Colonial Advisory Services, Inc.       Sr. V.P.

Franklin, Fred J.        Sr. V.P.        AlphaTrade Inc.                        President
                         IPC Mbr.        Liberty Financial Companies,           Chief
                                           Inc.                                 Compliance Ofcr; V.P.

Garrison, William M.     V.P.            Stein Roe & Farnham Incorporated       V.P.

Gibson, Stephen E.       Dir.; Pres.;    Liberty Funds Group LLC                Dir.;
                         CEO;                                                   Pres.; CEO;
                         Chairman of                                            Exec. Cmte.
                         the Board;                                             Mbr.; Chm.
                         IPC Mbr.        Liberty Funds Distributor, Inc.        Dir.; Chm.
                                         Colonial Advisory Services, Inc.       Dir.; Chm.
                                         Liberty Funds Services, Inc.           Dir.; Chm.
                                         AlphaTrade Inc.                        Dir.
                                         Liberty Funds Trust I through VIII     President
                                         Colonial High Income Municipal Trust   President
                                         Colonial InterMarket Income Trust I    President
                                         Colonial Intermediate High Income
                                           Fund                                 President
                                         Colonial Investment Grade Municipal
                                           Trust                                President
                                         Colonial Municipal Income Trust        President
                                         Liberty Financial Advisors, Inc.       Director
                                         Stein Roe & Farnham Incorporated       Asst. Chairman;
                                                                                Exec. V.P.
                                         Liberty Variable Investment Trust      President

Grabowski, Neil          V.P.

Hansen, Loren A.         Sr. V.P.;       Stein Roe & Farnham Incorporated       Exec. V.P.
                         IPC Mbr.

Harasimowicz, Stephen    V.P.

Hartford, Brian          Sr.V.P.

Haynie, James P.         Sr.V.P.         Colonial Advisory Services, Inc.       Sr. V.P.
                                         Stein Roe & Farnham Incorporated       Sr. V.P.

Held, Dorothy            V.P.

Hernon, Mary             V.P.

Hounsell, Clare F.       V.P.            Stein Roe & Farnham Incorporated       V.P.

Iudice, Philip J., Jr.   V.P.;           Liberty Funds Group LLC                Controller,
                         Controller                                             CAO, Asst.
                         Asst.                                                  Treas.
                         Treasurer       Liberty Funds Distributor, Inc.        CFO,
                                                                                Treasurer
                                         Colonial Advisory Services, Inc.       Controller;
                                                                                Asst. Treas.

                                         AlphaTrade Inc.                        CFO, Treas.
                                         Liberty Financial Advisors, Inc.       Asst. Treas.

Jacoby, Timothy J.       Sr. V.P.;       Liberty Funds Group LLC                V.P., Treasr.,
                         CFO;                                                   CFO
                         Treasurer       Liberty Funds Trust I through VIII     Treasr.,CFO
                                         Colonial High Income Municipal Trust   Treasr.,CFO
                                         Colonial InterMarket Income Trust I    Treasr.,CFO
                                         Colonial Intermediate High Income
                                           Fund                                 Treasr.,CFO
                                         Colonial Investment Grade Municipal
                                           Trust                                Treasr.,CFO
                                         Colonial Municipal Income Trust        Treasr.,CFO
                                         Colonial Advisory Services, Inc.       CFO, Treasr.
                                         Liberty Financial Advisors, Inc.       Treasurer
                                         Stein Roe & Farnham Incorporated       Snr. V.P.
                                         Liberty Variable Investment Trust      Treasurer, CFO
                                         Liberty All-Star Equity Fund           Treasurer
                                         Liberty All-Star Growth Fund, Inc.     Treasurer
                                         Liberty Funds Trust IX                 Treasurer

Jansen, Deborah          Sr.V.P.         Stein Roe & Farnham Incorporated       Sr. V.P.

Jersild, North T.        V.P.            Stein Roe & Farnham Incorporated       V.P.

Johnson, Gordon          V.P.

Knudsen, Gail E.         V.P.            Liberty Funds Trust I through IX       Asst. Treas.
                                         Colonial High Income Municipal Trust   Asst. Treas.
                                         Colonial InterMarket Income Trust I    Asst. Treas.
                                         Colonial Intermediate High Income
                                           Fund                                 Asst. Treas.
                                         Colonial Investment Grade Municipal
                                           Trust                                Asst. Treas.
                                         Colonial Municipal Income Trust        Asst. Treas.
                                         Liberty Variable Investment Trust      Asst. Treas.
                                         Liberty All-Star Equity Fund           Asst. Treas.
                                         Liberty All-Star Growth Fund, Inc.     Asst. Treas.

Lapointe, Thomas         V.P.

Lasman, Gary             V.P.

Lennon, John E.          Sr.V.P.         Colonial Advisory Services, Inc.       V.P.

Lenzi, Sharon            V.P.

Lessard, Kristen         V.P.

Loring, William C., Jr.  Sr.V.P.

MacKinnon, Donald S.     Sr.V.P.

Marcus, Harold           V.P.

Muldoon, Robert          V.P.

Newman, Maureen          Sr.V.P.

O'Brien, David           Sr.V.P.

Ostrander, Laura         Sr.V.P.         Colonial Advisory Services, Inc.       V.P.

Palombo, Joseph R.       Dir.;           Colonial Advisory Services, Inc.       Dir.
                         Exe.V.P.;
                         IPC Mbr.;       Colonial High Income Municipal Trust   V.P.
                                         Colonial InterMarket Income Trust I    V.P.

                                         Colonial Intermediate High Income
                                           Fund                                 V.P.
                                         Colonial Investment Grade Municipal
                                           Trust                                V.P.
                                         Colonial Municipal Income Trust        V.P.
                                         Liberty Funds Trust I through IX       V.P.
                                         Liberty Funds Services, Inc.           Director
                                         Liberty Funds Group LLC                CAO; Ex. V.P.
                                         Liberty Funds Distributor, Inc.        Director
                                         AlphaTrade Inc.                        Director
                                         Liberty Financial Advisors, Inc.       Director
                                         Stein Roe & Farnham Incorporated       Exec. V.P.
                                         Liberty Variable Investment Trust      V.P.
                                         Liberty All-Star Equity Fund           V.P.
                                         Liberty All-Star Growth Fund, Inc.     V.P.

Peishoff, William        V.P.

Peterson, Ann T.         V.P.            Colonial Advisory Services, Inc.       V.P.

Pielech, Mitchell        V.P.

Pope, David              V.P.

Rao, Gita                Sr.V.P.

Reading, John            V.P.;           Liberty Funds Services, Inc.           Asst. Clerk
                         Asst.           Liberty Funds Group LLC                Asst. Sec.
                         Sec.;           Colonial Advisory Services, Inc.       Asst. Clerk
                         Asst.
                         Clerk and       Liberty Funds Distributor, Inc.        Asst. Clerk
                         Counsel         AlphaTrade Inc.                        Asst. Clerk
                                         Liberty Funds Trust I through IX       Asst. Sec.
                                         Colonial High Income Municipal Trust   Asst. Sec.
                                         Colonial InterMarket Income Trust I    Asst. Sec.
                                         Colonial Intermediate High Income
                                           Fund                                 Asst. Sec.
                                         Colonial Investment Grade Municipal
                                           Trust                                Asst. Sec.
                                         Colonial Municipal Income Trust        Asst. Sec.
                                         Liberty Financial Advisors, Inc.       Asst. Sec.
                                         Liberty Variable Investment Trust      Asst. Sec.
                                         Liberty All-Star Equity Fund           Asst. Sec.
                                         Liberty All-Star Growth Fund, Inc.     Asst. Sec.

Rega, Michael            V.P.            Colonial Advisory Services, Inc.       V.P.

Richards, Scott B.       Sr. V.P.        Colonial Advisory Services, Inc.       Senior V.P.

Schermerhorn, Scott Sr.  V.P.

Seibel, Sandra L.        V.P.            Colonial Advisory Services, Inc.       V.P.

Shields, Yvonne B.       V.P.            Stein Roe & Farnham Incorporated       V.P.

Smalley, Gregg           V.P.

Spanos, Gregory J.       Sr. V.P.        Colonial Advisory Services, Inc.       Exec. V.P.

Stevens, Richard         V.P.            Colonial Advisory Services, Inc.       V.P.

Stoeckle, Mark           Sr.V.P.         Colonial Advisory Services, Inc.       V.P.

Swayze, Gary             Sr.V.P.

Thomas, Ronald           V.P.

Wallace, John R.         V.P.            Colonial Advisory Services, Inc.       Asst. Treas.
                         Asst.Tres.

                                         Liberty Funds Group LLC                Asst. Treas.

Ware, Elizabeth M.       V.P.

Wiley, Christine         V.P.

Wiley, Peter             V.P.

------------------------------------------------
*The Principal address of all of the officers and directors of the investment advisor is One Financial Center, Boston, MA 02111.

Item 31.       Location of Accounts and Records:

               Registrant:    Colonial Intermediate High Income Fund
                              One Financial Center
                              Boston, Massachusetts  02111-2621

               Investment Adviser: Colonial Management Associates, Inc.
                                   One Financial Center
                                   Boston, Massachusetts  02111-2621

               Custodian:     The Chase Manhattan Bank
                              270 Park Avenue
                              New York, New York  10017-2070

               Transfer Agent:     First Date Investor Services Group, Inc.
                                   P.O. Box 1376
                                   Boston, Massachusetts  02104

Item 32.       Management Services.
               Not applicable.

Item 33.       Undertakings.
               (1) The Registrant undertakes to suspend the offering of shares covered hereby until it amends its prospectus contained herein if
               (i) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of the Registration Statement, or (ii) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

               (2) Not applicable.

               (3) Not applicable.

               (4) Not applicable.

               The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

                    (i) To include any prospectus required by Section 10(a)(3)
               of the Securities Act of 1933;

                    (ii) To reflect in the prospectus any facts or events
               arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                    (iii) To include any material information with respect to
               the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement;

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 25th day of August, 1999.


                                  COLONIAL INTERMEDIATE HIGH
                                   INCOME FUND



                               By: /s/ STEPHEN E. GIBSON
                                 -----------------------
                                   Stephen E. Gibson
                                    President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in their capacities as officers and Trustees of the Registrant.

SIGNATURES                       TITLE                     DATE
----------                       -----                     ----



/s/ STEPHEN E. GIBSON           President (chief            August 25, 1999
------------------------        executive officer)
Harold W. Cogger




/s/ J. KEVIN CONNAUGHTON        Controller and Chief        August 25, 1999
------------------------        Accounting Officer
J. Kevin Connaughton




/s/ TIMOTHY J. JACOBY           Treasurer and Chief         August 25, 1999
------------------------        Financial Officer
Timothy J. Jacoby


/s/ ROBERT J. BIRNBAUM*
-------------------------               Trustee
Robert J. Birnbaum


/s/ TOM BLEASDALE*
-------------------------               Trustee
Tom Bleasdale


/s/ JOHN V. CARBERRY*                   Trustee
-------------------------
John V. Carberry


/s/ LORA S. COLLINS*
-------------------------               Trustee
Lora S. Collins


/s/ JAMES E. GRINNELL*
-------------------------               Trustee
James E. Grinnell

/s/ RICHARD W. LOWRY*
-------------------------               Trustee
Richard W. Lowry


/s/ SALVATORE MACERA*
-------------------------               Trustee
Salvatore Macera


/s/ WILLIAM E. MAYER*
-------------------------               Trustee
William E. Mayer


/s/ JAMES L. MOODY, JR. *
-------------------------               Trustee          *SUZAN M. BARRON
James L. Moody, Jr.                                       -------------------
                                                          Suzan M. Barron
                                                          Attorney-in-fact
                                                          August 25, 1999
/s/ JOHN J. NEUHAUSER*
-------------------------               Trustee
John J. Neuhauser


/s/ THOMAS E. STITZEL*
-------------------------               Trustee
Thomas E. Stitzel


/s/ ROBERT L. SULLIVAN*
-------------------------               Trustee
Robert L. Sullivan


/s/ ANNE-LEE VERVILLE*
-------------------------               Trustee
Anne-Lee Verville





                                INDEX OF EXHIBITS


(d)(3)     Form of Notice of Guaranteed Delivery
(d)(4)     Form of Nominee Holder Over-Subscription Exercise Form
(d)(5)     Form of Beneficial Owner Listing Certification